                                                      [ACADIA REALTY TRUST LOGO]

                                                                    Exhibit 99.1


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
                              Section I - Overview


Company Information                                                           2

2001 Highlights                                                               3

Portfolio Snapshot                                                            4

Organizational Chart                                                          5

Management Team                                                               6

                        Section II - Net Asset Valuation


Net Asset Value                                                               7

                      Section III - Financial Information

Market Capitalization                                                         9

Shareholder Information                                                      10

Operating Statements - Including Joint Venture Activity                      11

Operating Statements - Current v. Historical                                 12

Operating Statements - By Segment                                            13

Operating Statements - Core and Non-Core Portfolios                          14

Net Operating Income - Same Property Performance                             15

Funds from Operations                                                        16

Balance Sheets                                                               17

Selected Operating Ratios                                                    18

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                 19

Debt Maturity Schedule                                                       21

Unencumbered Properties                                                      22

                       Section IV - Portfolio information

Portfolio Overview - By Region and Property Type                             23

                                Core Portfolio (1)

Commercial Properties by Region - Summary                                    24

Commercial Properties by Region - Detail                                     25

Top 25 Tenants                                                               29

Anchor Tenant Summary                                                        30

Lease Expirations                                                            34

Residential Properties                                                       38

Properties under Redevelopment                                               39

                              Non-Core Portfolio (1)

Commercial Properties by Region - Detail                                     40

Anchor Tenant Summary                                                        42

Lease Expirations                                                            45


(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                              Company Information
                              -------------------

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 88% controlled by Acadia.

Acadia currently owns or has an ownership interest in fifty-two properties, consisting of forty-seven neighborhood and community shopping centers, one enclosed mall, one mixed-use property (a retail/residential property) and three multi-family properties, all located in the Eastern and Midwestern regions of the United States. Two of the above shopping centers are currently under redevelopment. Seventeen of the shopping centers, which are subject to a cross-collateralized, securitized loan, are currently under contract for sale. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan.

Corporate Headquarters      20 Soundview Marketplace            Investor Relations       Jon Grisham
                            Port Washington, NY 11050-2221                               Vice President
                                                                                         (516) 767-8830 ext. 342
                                                                                         jgrisham@acadiarealty.com

New York Stock Exchange     Symbol AKR                          Web Site                 www.acadiarealty.com


                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                                2001 Highlights
                                ---------------


     "I am very pleased with our team's success in all four of our major strategic initiatives that we started in 2000 and 2001. We have strengthened the balance sheet with the substantial completion of our non-core disposition program. These dispositions and the completion of two of our major reanchorings and redevelopments added additional strength and quality to our earnings. Furthermore, we created additional long-term shareholder value through the execution of our Dutch Auction buyback at an attractive price that was accretive for our remaining shareholders. Finally, with the launching of our new acquisition joint venture, we now have the discretionary capital to drive our earnings growth in 2002 and beyond."

                                             - Kenneth Bernstein, CEO

o Funds from Operations ("FFO") were $0.86 per share for the year ended December 31, 2001. This represents a $0.02 increase over 2000 FFO of $0.84, as adjusted for $0.05 of non-recurring lease termination income.

     FFO for the fourth quarter 2001 was $7.8 million, or $0.23 per share (basic and fully diluted), compared to $7.8 million, or $0.22 per share, for the fourth quarter 2000. FFO for the year ended December 31, 2001 was $29.5 million, or $0.86 per share, compared with $31.8 million, or $0.89 per share, for 2000. FFO for 2000 included approximately $1.9 million, or $0.05 per share, of non-recurring lease termination income received from former tenants at the Abington Towne Center, which underwent redevelopment during 2000.

o Completed the sale of two additional non-core properties during the fourth quarter, and one subsequent to year-end, bringing the total to five dispositions to date. Acadia also entered into a contract to sell 17 non-core properties representing the balance of Acadia's non-core portfolio.

     The Company sold two properties during the fourth quarter and another property subsequent to year-end, bringing the total to five properties effectively sold for the year. In total, these properties represent approximately 75% of the net value of the Company's originally targeted non-core dispositions. During the fourth quarter, Acadia sold a 463 unit multi-family property located in Greenbelt, Maryland for $35.1 million and the Tioga West shopping center, a 122,000 square foot center anchored by an Ames department store and Penn Traffic supermarket. In January of 2002, Acadia also sold the Union Plaza, a 218,000 square foot shopping center located in New Castle, Pennsylvania. Importantly, these two shopping center dispositions, which sold for an aggregate $7.5 million, eliminated two Ames stores from the Company's portfolio. Also during the fourth quarter, Acadia entered into a contract to sell the balance of its non-core properties, a 17 property cross-collateralized portfolio subject to securitized debt. Following this sale, the Company will have eliminated a total of six of its former ten Ames stores and as a result, Ames, which was formerly the second largest retailer in Acadia's portfolio, will rank seventh. Similarly, the Company will also eliminate a total of three Kmart locations. Upon the anticipated completion of the sale of the 17 property portfolio, which is contingent upon the lender's approval and other customary closing conditions, the Company will have completed its planned non-core disposition initiative.

o Completed the redevelopment of two centers. Wal*Mart opened in the Methuen Shopping Center and Target opened in the Abington Towne Center during the fourth quarter 2001.

     During the fourth quarter 2001, Acadia completed two of its redevelopment projects, leaving two remaining redevelopments in the pipeline as of year-end. The redevelopment of the Abington Towne Center in suburban Philadelphia has been completed following the grand opening of a 158,000 square foot Target store. Acadia had previously sold this portion of the property to the Target Corporation in December 2000. The redevelopment and reanchoring project at the Methuen Shopping Center in Methuen, Massachusetts was completed during the fourth quarter as well following Wal*Mart's opening of an 89,000 square foot store at the center.


o Signed key supermarket anchor leases at the two remaining properties in the Company's redevelopment pipeline -- Shaw's at the Gateway Shopping Center and Pathmark at the Elmwood Shopping Center.

     The Company signed key anchor leases at its two remaining redevelopment projects during the fourth quarter of 2001. Acadia signed a lease with Shaw's for a 66,000 square foot supermarket at the Gateway Shopping Center located in South Burlington, Vermont. This replaces a former 32,000 undersized Grand Union at the center. The Company also signed a lease with Pathmark for a 49,000 square foot lease at the Elmwood Shopping Center, also replacing a former undersized Grand Union store.

o Other key property reanchorings during the year included Home Depot at the Crescent Plaza, Marshall's at the Bloomfield Town Square, a Giant supermarket at the Greenridge Shopping Center and Price Rite at the Mountainville Shopping Center.

o Formed a new joint venture with four of the Company's current institutional investors during the fourth quarter to acquire up to $300 million of real estate.

     As previously announced during October of 2001, Acadia formed a new joint venture with four of its key institutional investors. Under the terms of the joint venture agreement, Acadia and the investors will contribute $20 million and $70 million, respectively, and will seek to acquire up to $300 million of real estate assets, focusing on neighborhood and community shopping centers. Acadia will earn a pro-rata return on its invested equity and market rate management, construction and leasing fees. The Company will also earn an asset management fee equal to 1.5% of capital committed as well as incentive payments of 20% of profits after the return of all investor capital, including that of the Company, with a 9% preferred return.

o Initiated a "Dutch Auction" share buyback that was completed subsequent to year-end. Repurchased 5,523,974 shares at a price accretive to the remaining shareholders.

     During the fourth quarter, the Company commenced a "Dutch Auction" buyback of its common shares. In February of 2002, approximately 5.5 million shares were repurchased at a price of $6.05 per share for a total of $33.4 million. There were 7.5 million shares tendered in the auction resulting in approximately 2.0 million shares tendered by shareholders at prices from $6.10 to $6.50 that were not repurchased by the Company. The buyback was financed primarily through proceeds from asset sales and two new credit facilities, a $23 million facility with Fleet Bank and a $26 million facility with Dime Savings Bank. To date, the Company has drawn a total of $28.4 million against these two loans with remaining capacity of $20.6 million available, of which $3 million is conditioned on future income at the collateral properties.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


                             Portfolio Snapshot (1)
                             ----------------------








         [GRAPHIC- MAP OF THE EASTERN UNITED STATES SHOWING LOCATIONS]










(1) The Company currently has a seventeen shopping center portfolio subject to a cross-collateralized, securitized loan, under contract for sale. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions. As such, there can be no assurances given that the transacton will be completed.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


                                Management Team
                                ---------------



                                                  -------------------------
                                                   Kenneth F. Bernstein
                                                  Chief Executive Officer
                                                        and President
                                                  -------------------------
                                                   /  /    \  \   \        \


    |                  |                  |                  |                  |                             |
------------  ------------------  -------------------  ----------------  -----------------        --------------------
                                                                                                       Finance and
Acquisitions     Leasing and            Property        Construction          Legal                       Asset
                Redevelopment          Management                                                       Management
------------  ------------------  -------------------  ----------------  -----------------        --------------------
    |                 |                  |                  |                  |                           |
    |                 |                  |                  |                  |                           |
------------  ----------------    -------------------  ----------------  -----------------        --------------------
Joel Braun       Timothy J.             Joseph           Joseph Hogan        Robert                     Perry
  Sr. VP,          Bruce              Napolitano        Sr. VP, Dir. of      Masters                   Kamerman
Acquisitions  Sr. VP, Dir. of       Sr. VP, Retail       Construction     Sr. VP, General            Sr. VP, Chief
------------    Leasing and           Management       ----------------      Counsel                Financial Officer
    |          Redevelopment      -------------------       |            -----------------       |-------------------|
    |         ----------------           |                  |                  |                 |          |        |
    |                |                   |                  |                  |                 |          |        |
    |                |                   |                  |                  |                 |          |        |
    |        -------------------  -------------------       |            -----------------  --------------  |    -------------------
    |         Joseph Povinelli         Robert               |               Carol Smrek       Maggie Hui    |        Jon Grisham
    |            VP, Leasing          Scholem               |               VP, Counsel     VP, Controller  |       VP, Dir. of
    |        -------------------     VP, Property           |            -----------------  --------------  |    Financial Reporting
    |                |                Management            |                  |                            |    -------------------
    |                |            -------------------       |                  |                            |
    |                |                   |                  |                  |                            |
    |                |                   |                  |                  |                            |
------------ -------------------  -------------------  ----------------  -----------------  --------------  |    -------------------
Joseph Ginex      Regional              Regional         Construction       Karen Yamrus       Richard      |      Sr. Lease Admin.
  Associate       Leasing              Management         Supervision       Asst. VP, Sr.      Hartmann     |       2 Individuals
              3 Representatives        4 Managers        2 Supervisors       Paralegal        Assistant     |
                                                                                              Controller    |
------------ -------------------  -------------------  ----------------  -----------------  --------------  |    -------------------
                                                                                                            |
                                                                                                            |
                                                                                                    -----------------
                                                                                                      Mardi Cezveci
                                                                                                      Dir. of Mgmt.
                                                                                                      Information
                                                                                                        Systems
                                                                                                    -----------------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                           Executive Management Team
                           -------------------------

Ross Dworman                 Chairman of the Board          Mr. Dworman assists with long-term strategic planning for the Company.
                                                            Mr. Dworman was President and Chief Executive Officer of RD Capital,
                                                            Inc. from 1987 until the merger of RD Capital with Mark Centers Trust in
                                                            August of 1998, forming Acadia Realty Trust. From 1984 to 1987, Mr.
                                                            Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until
                                                            1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts Degree from the University of Pennsylvania.


Kenneth F. Bernstein      Chief Executive Officer and       Mr. Bernstein is responsible for strategic planning as well as
                                   President                overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming
                                                            Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies,
                                                            Acadia Management Company LLC and Sound View Management LLC. Prior to
                                                            joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                                            Doctorate from Boston University School of Law.


Joel Braun                   Senior Vice President,         Mr. Braun is responsible for the sourcing and financial analysis of
                                  Acquisitions              acquisition properties for Acadia. Previously, Mr. Braun was Dir of
                                                            Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr.
                                                            Braun was instrumental in the initiation and formation of Kranzco Realty
                                                            Trust, a publicly traded REIT. Mr. B holds a Bachelor's in Business
                                                            Administration from Boston University and a Master's Degree in Planning from John Hopkins University.

Timothy J. Bruce             Senior Vice President,         Mr. Bruce joined Acadia Realty Trust in December 1998 as Senior Vice
                              Director of Leasing           President, Director of Leasing. Mr. Bruce has more than 14 years of redevelopment and leasing experience. From April 1996 until joining
                                                            Acadia Realty in December 1998, Mr. Bruce served as Vice President of the Strip Center Leasing Department at Pennsylvania Real Estate Trust
                                                            where he was responsible for coordinating all leasing activity for the
                                                            4.5 million square foot strip center portfolio. From 1985 to 1996, Mr.
                                                            Bruce was with Equity Properties and Development, L.P. as Senior Vice
                                                            President, Real Estate. His responsibilities included the management of the day-to-day activities of the Real Estate, Construction, and Merchant
                                                            Coordination Departments. Mr. Bruce received a Bachelor of Arts Degree from the University of Illinois at Chicago School of Architecture and a
                                                            Masters of Management from the J. L. Kellogg Graduate School of Business at Northwestern University.

Joseph Hogan                 Senior Vice President,         Most recently, Mr. Hogan served as Vice President with Kimco Realty
                            Director of Construction        Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover Construction
                                                            Company, a subsidiary of Konover & Associates located in West Hartford,
                                                            Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Perry Kamerman               Senior Vice President,         Mr. Kamerman oversees all the financial activities and asset management
                            Chief Financial Officer         functions. Previously, he was the Chief Financial Officer Acadia of RD
                                                            Capital, Inc. and its affiliates from 1995 until the merger of RD
                                                            Capital with Mark Centers Trust in August of 1998, forming Realty Trust.
                                                            From 1984 to 1994, Mr. Kamerman served as the Controller and the
                                                            Director of Asset Management for the American Continental Properties
                                                            Group, an international real estate investment and development firm whose assets exceeded $1 billion. Prior to this, he was an audit manager at E&Y Kenneth Leventhal Real Estate Group. Mr. Kamerman is a Certified
                                                            Public Accountant and received a Bachelor of Science in Accounting from the City University of New York in 1977.


Robert Masters, Esq.         Senior Vice President,         Prior to joining Acadia in December 1994, Mr. Masters was General
                                General Counsel,            Counsel for API Asset Management for over five years, Senior Vice
                              Corporate Secretary           President Deputy General Counsel for European American Bank from 1985 to
                                                            1990, and Vice President and Counsel for National Westminster Bank from
                                                            1977 to 1985. Mr. Masters received his Bachelor of Arts from the City
                                                            University of New York and a J.D. from New York University Law School.
                                                            Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,        Senior Vice President,         Mr. Napolitano is responsible for overseeing the retail property
CPM                            Director of Retail           management department for Acadia Realty Trust. Prior to joining Acadia
                                    Property                in 1995, Mr. Napolitano was employed by Rosen Associates Management
                                                            Corp. as a Senior Property Manager Management overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business
                                                            Administration from Adelphi University, Garden City, NY; and is a
                                                            Certified Property Manager by the Institute of Property Management
                                                            (IREM). Mr. Napolitano is also a member of the New York State
                                                            Association of Realtors (NYSAR) International Council of Shopping Center
                                                            (ICSC), Commercial Investment Real Estate Institute (CIREI), and the
                                                            Building Owners and Managers Institute (BOMI).


                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 2001 (1)

                            Net Asset Value ('NAV')
                            -----------------------
                (amounts in thousands, except per share amounts)


                                                                                                         Redevelopments
                                                                                              --------------------------------------
                                                                       Notes      Total       Stabilized    Completed    In Progress
                                                                       -----      -----       ----------    ---------    -----------
Number of Properties                                                                   57            31             2             2

Net Operating income ("NOI") for the year ended December 31, 2001
    Wholly-owned properties                                              (2)     $ 55,024      $ 38,595      $    878      $  1,278
    Pro-rata share of unconsolidated joint ventures                      (2)        2,489         2,489          --            --
                                                                                 --------      --------      --------      --------
                              Total NOI                                            57,513        41,084           878         1,278

Less adjustments to NOI:
    Redevelopments in progress                                                     (1,278)         --            --          (1,278)
    Properties sold
      - Sold during 2001                                                           (5,222)         --            --            --
      - Sold in January 2002                                             (3)         (562)         --            --            --
      - Currently under contract for sale                                (4)       (8,489)         --            --            --
    Other adjustments of NOI                                             (5)          643          (237)          880          --
                                                                                 --------      --------      --------      --------

ADJUSTED PUBLIC BASIS NOI                                                (6)       42,605        40,847         1,758          --

Structural reserves                                                      (7)       (1,498)       (1,460)          (38)         --
Imputed management fees (4%)                                                       (2,387)       (2,294)          (93)         --
                                                                                 --------      --------      --------      --------

PRIVATE BASIS NOI                                                                $ 38,720      $ 37,093      $  1,627      $   --
                                                                                 ========      ========      ========      ========



                                                                         Sold or Under
                                                                       Contract for Sale
                                                                       -----------------
Number of Properties                                                            22

Net Operating income ("NOI") for the year ended December 31, 2001
    Wholly-owned properties                                               $ 14,273
    Pro-rata share of unconsolidated joint ventures                           --
                                                                          --------
                              Total NOI                                     14,273

Less adjustments to NOI:
    Redevelopments in progress                                                --
    Properties sold
      - Sold during 2001                                                    (5,222)
      - Sold in January 2002                                                  (562)
      - Currently under contract for sale                                   (8,489)
    Other adjustments of NOI                                                  --
                                                                          --------

ADJUSTED PUBLIC BASIS NOI                                                     --

Structural reserves                                                           --
Imputed management fees (4%)                                                  --
                                                                          --------

PRIVATE BASIS NOI                                                         $   --
                                                                          ========


CAP RATE RANGES USED FOR VALUATION (Excluding redevelopments in progress):            (8)
   Private Basis                                                                                      9.75%            10.00%
   Equivalent Public Basis                                                                           10.73%            11.00%
                                                                                               -----------       -----------

Gross market value of real estate (excluding redevelopments in progress)                           397,128           387,200
Redevelopment properties                                                              (9)           27,215            27,215
Value of other net assets                                                            (10)           67,794            67,794
Net proceeds (net of debt) from January 2002 sale and anticipated sale of
  properties under contract                                                       (3),(4)           13,150            13,150
                                                                                               -----------       -----------

GROSS MARKET VALUE OF ASSETS                                                                       505,287           495,359

Mortgage debt - Consolidated properties (Exlcuding debt related to assets
                under contract)                                                       (4)         (218,969)         (218,969)
              - Unconsolidated Joint Ventures                                                      (16,725)          (16,725)

Preferred equity and Minority interest in majority owned partnerships                               (4,700)           (4,700)
                                                                                               -----------       -----------

NET MARKET VALUE OF ASSETS (before stock buyback)                                                  264,893           254,965
Cost of stock buyback (including $200 of associated costs)                                         (33,620)          (33,620)
                                                                                               -----------       -----------

NET MARKET VALUE OF ASSETS (after stock buyback)                                                   231,273           221,345

Outstanding Common Shares and O.P. Units (after stock buyback)                                  28,386,298        28,386,298
                                                                                               -----------       -----------

NAV PER COMMON SHARE                                                                  (6)      $      8.15       $      7.80
                                                                                               ===========       ===========

CAP RATE RANGES USED FOR VALUATION (Excluding redevelopments in progress):
   Private Basis                                                                           10.25%            10.50%
   Equivalent Public Basis                                                                 11.28%            11.55%
                                                                                     -----------       -----------

Gross market value of real estate (excluding redevelopments in progress)                 377,756           368,762
Redevelopment properties                                                                  27,215            27,215
Value of other net assets                                                                 67,794            67,794
Net proceeds (net of debt) from January 2002 sale and anticipated sale of
  properties under contract                                                               13,150            13,150
                                                                                     -----------       -----------

GROSS MARKET VALUE OF ASSETS                                                             485,915           476,921

Mortgage debt - Consolidated properties (Exlcuding debt related to assets
                under contract)                                                         (218,969)         (218,969)
              - Unconsolidated Joint Ventures                                            (16,725)          (16,725)

Preferred equity and Minority interest in majority owned partnerships                     (4,700)           (4,700)
                                                                                     -----------       -----------

NET MARKET VALUE OF ASSETS (before stock buyback)                                        245,521           236,527
Cost of stock buyback (including $200 of associated costs)                               (33,620)          (33,620)
                                                                                     -----------       -----------

NET MARKET VALUE OF ASSETS (after stock buyback)                                         211,901           202,907

Outstanding Common Shares and O.P. Units (after stock buyback)                        28,386,298        28,386,298
                                                                                     -----------       -----------

NAV PER COMMON SHARE                                                                 $      7.46       $      7.15
                                                                                     ===========       ===========



See the following page for the notes to this schedule

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                            Net Asset Value ('NAV')
                            -----------------------
                (amounts in thousands, except per share amounts)

Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2001. NAV is computed at the end of each year and will be updated during the year only if a material change in any determinant of NAV occurs. The computation of NAV as discussed herein is based upon the current capitalization rates for real property. These rates are subject to future changes based on market conditions, which may result in a lower or higher NAV.

(2) NOI's exclude an aggreagate $774 of straight-line rents (net of write-offs).

(3) In January of 2002, the Company sold the Union Plaza for a net $4.2 million. There was no mortgage debt associated with this property.

(4) As of December 31, 2001, the Company had seventeen shopping centers under contract for sale, which were subject to a cross- collateralized, $42,639 securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and, as such, no assurance can be given as to the completion of this transaction.

(5)  Represents adjustments for major anchor tenant movement during 2001.

(6) NAV excludes any transaction costs associated with any actual sales of the properties, other than those listed as "sold or under contract".

(7) Structural reserves represent a $0.20 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(8) The above capitalization rates are based on those currently in place and are subject to future changes.

(9)  Redevelopment properties are valued at their current net book value.

(10) Value of other net assets at December 31, 2000 is comprised of the following:

     Cash and cash equivalents                                                         $ 34,138
     Cash in escrow                                                                       5,246
     Rents receivable, net of allowance and unbilled (straight-line) rent                 3,252
      of $3,862
     Note Receivable                                                                     34,757
     Prepaid expenses                                                                     2,308
     Other Assets (Less Furn. & Fixt. And other intangible)                               1,810
     Other items, primarily pro-rata share of net working capital
      from unconsolidated joint ventures                                                    345
     Accounts payable and accrued expenses                                               (5,349)
     Distributions payable                                                               (4,119)
     Due to related parties                                                                (107)
     Other liabilities                                                                   (4,487)
                                                                                       --------
                                                                                       $ 67,794
                                                                                       ========

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                         Total Market Capitalization (1)
                         -------------------------------





                                                                                        Percent of
                                                         Percent of                    Total Market
                                                        Total Equity                  Capitalization
                                                        ------------                  --------------

Total Common Shares Outstanding                             83.8%         28,660,555 (2)
Common O.P. Units                                           15.3%          5,249,717
                                                                       -------------
Combined Common Shares and O.P. Units                                     33,910,272

Market Price at December 31, 2001                                      $        6.35
                                                                       -------------

Equity Capitalization - Common Shares and O.P. Units                     215,330,227

Preferred O.P. Units - at cost (2)                           0.9%          2,212,000
                                                           -----       -------------

Total Equity Capitalization                                100.0%        217,542,227       45.4%
                                                           =====

Debt Capitalization                                                      261,606,924       54.6%
                                                                       -------------      ------

Total Market Capitalization                                            $ 479,149,151      100.0%
                                                                       =============      ======


                                                         As adjusted for subsequent reduction in Common Shares and
                                                                anticipated reduction in outstanding debt 1

                                                                                                       Percent of
                                                                         Adjusted       Percent of    Total Market
                                                        Adjustment(1)     Totals       Total Equity  Capitalization
                                                        ------------      ------       ------------  --------------

Total Common Shares Outstanding                          (4,136,321)     24,524,234        85.4%
Common O.P. Units                                        (1,387,653)      3,862,064        13.4%
                                                       ------------   -------------
Combined Common Shares and O.P. Units                    (5,523,974)     28,386,298

Market Price at December 31, 2001                                     $        6.35
                                                                      -------------

Equity Capitalization - Common Shares and O.P. Units                    180,252,992

Preferred O.P. Units - at cost (2)                                        2,212,000         1.2%
                                                                      -------------       -----

Total Equity Capitalization                                             182,464,992       100.1%          45.5%
                                                                                          =====

Debt Capitalization                                     (42,638,672)    218,968,252                       54.5%
                                                                      -------------                      -----

Total Market Capitalization                                           $ 401,433,244                      100.0%
                                                                      =============                      =====


       [PIE CHART - TOTAL MARKET CAPITALIZATION AS OF DECEMBER 31, 2001]

                         Variable-Rate Debt*      22.0%
                         Fixed-Rate Debt*         32.5%
                         Preferred O.P. Units      0.5%
                         Common O.P. Units         7.0%
                         Common Shares            36.0%

           [PIE CHART - TOTAL MARKET CAPITALIZATION AS ADJUSTED ABOVE]

                         Variable-Rate Debt*      26.4%
                         Fixed-Rate Debt*         28.1%
                         Preferred O.P. Units      0.6%
                         Common O.P. Units         6.1%
                         Common Shares            36.8%

* Fixed-Rate Debt involves $50 million of notional principal fixed through swap transactions and, conversely, variable-rate debt excludes this amount

Weighted Average Outstanding Common Shares and O.P. Units
---------------------------------------------------------


                                                               Common
                                                               Shares      O.P. Units       Total
                                                               ------      ----------       -----
Quarter ended December 31, 2001 - Primary and Diluted        28,575,250     5,436,260    34,011,510
Year-to-date December 31, 2001  - Primary and Diluted        28,313,070     6,028,392    34,341,462

Quarter ended December 31, 2000 - Primary and Diluted        28,218,059     6,978,947    35,197,006
Year-to-date December 31, 2000  - Primary and Diluted        26,437,265     9,168,230    35,605,495


Notes:

(1) Subsequent to December 31, 2001, the Company completed a tender offer for a total of 5,523,974 Common Shares. Of this amount, 1,387,653 Common Shares were the result of the conversion of O.P. units into Common shares on a one-for-one basis.

     As of December 31, 2001, the Company also had seventeen shopping centers under contract for sale, which were subject to a cross-collateralized, $42,638,672 securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the to assume the loan and other customary conditions, and as such, no assurance can be given as to the completion of this transaction

(2) As of December 31, 2001, the Company had purchased 1,965,542 shares (net of reissuance of 86,063 shares) under its Stock Repurchase Program

(3) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                            Shareholder Information
                            -----------------------



              Ten Largest Institutional/Non-Retail Shareholders (1)


                                                                              Percent of Out-
                                                                 Common       standing Common
Shareholder                                                   Shares Held (2)      Shares (2)
-----------                                                   -----------          ------
Yale University (3)                                             8,421,759          34.3%
Rothschild Realty Investors II L.L.C                            2,366,667           9.7%
Stanford University                                             2,133,333           8.7%
Harvard Private Capital Realty, Inc.                            2,000,000           8.2%
The Vanderbilt University                                       1,346,647           5.5%
Carnegie Corporation of New York                                  942,653           3.8%
CS First Boston Inc.                                              429,164           1.7%
Yale University Retirement Plan                                   403,994           1.6%
First Manhattan Capital Management                                353,055           1.4%
Barclays Global Investors                                         240,852           1.0%
                                                               ----------          ----
Total of Ten Largest Institutional/Non-Retail Shareholders     18,638,124          76.0%
                                                               ==========          ====

Total of all Institutional/Non-Retail Shareholders             19,571,705          79.8%
                                                               ==========          ====


                             Operating Partnership
                              Unit Information (2)
                              --------------------

                                                                Percent
                                                           of Total O.P. Units
                                                           -------------------
Institutional/Non-Retail O.P. Unit Holders       2,077,106         53.8%
Employee/Director O.P. Unit Holders              1,093,504         28.3%
Other O.P. Unit Holders                            691,454         17.9%
                                                 ---------        -----

Total O.P. Units                                 3,862,064        100.0%
                                                 =========        =====



          [PIE CHART - TOTAL SHARE/O.P. UNIT OWNERSHIP (COMBINED) (2)]

               Institutional/Non-Retail Share &
                  O.P. Unit Holders                       77%
               Retail Shareholders                        17%
               Employee/Director O.P. Unitholders          4%
               Other O.P. Unitholders                      2%



(1)  Based on Schedule 13F filings with the U.S. Securities and Exchange
     Commission

(2) Subsequent to December 31, 2001, the Company completed a tender offer for a total of 5,523,974 Common Shares. Of this amount, 1,387,653 Common Shares were the result of the conversion of O.P. units into Common shares on a one-for-one basis. The above Common Share and O.P. Unit data reflects the results of the completed tender offer.

(3) The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding
     Yale) as all other shares voted.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


         Statements of Operations - Including Joint Venture Activity (1)
                       Current Year-to-Date - by Quarter
                       ---------------------------------
                                 (in thousands)


                                                                         Year-to-Date                      Current Quarter
                                                                             Year                              3 months
                                                                     ended December 31,                  ended December 31,
                                                                             2001                                2001
                                                             ----------------------------------  ----------------------------------
                                                             Wholly Owned    JV's       Total    Wholly Owned    JV's       Total
                                                             ------------    ----       -----    ------------    ----       -----
PROPERTY REVENUES
Minimum rents                                                  $ 66,053    $  2,429    $ 68,482    $ 16,010    $    613    $ 16,623
Percentage rents                                                  2,330          81       2,411         949          11         960
Expense reimbursements                                           13,768         984      14,752       3,463         232       3,695
Other property income                                               693          40         733         139           3         142
                                                               --------    --------    --------    --------    --------    --------
                                                                 82,844       3,534      86,378      20,561         859      21,420
                                                               --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                               16,611         437      17,048       3,897         107       4,004
Real estate taxes                                                11,209         608      11,817       2,751         152       2,903
                                                               --------    --------    --------    --------    --------    --------
                                                                 27,820       1,045      28,865       6,648         259       6,907
                                                               --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                55,024       2,489      57,513      13,913         600      14,513


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                    (3,472)       --        (3,472)       (681)       --          (681)
General and administrative                                       (5,557)       --        (5,557)     (1,860)       --        (1,860)
JV formation expenses (2)                                          --           (14)        (14)       --           (14)        (14)
Interest income                                                     930        --           930         263        --           263
Management income                                                   706        --           706         305        --           305
Residential property management fees                               (159)       --          (159)        (40)       --           (40)
Straight-line rent (net of write-offs)                              805         (31)        774         201         (12)        189
Other income                                                         21        --            21           4        --             4
                                                               --------    --------    --------    --------    --------    --------

EBIDTA                                                           48,298       2,444      50,742      12,105         574      12,679

Depreciation and amortization                                   (19,478)       (656)    (20,134)     (4,741)       (164)     (4,905)
Interest expense                                                (18,590)     (1,284)    (19,874)     (4,149)       (320)     (4,469)
Impairment of real estate                                       (15,886)       --       (15,886)     (1,130)       --        (1,130)
Gain on sale of properties                                       17,734        --        17,734       9,454        --         9,454
                                                               --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal          12,078         504      12,582      11,539          90      11,629

Extraordinary item - Loss on early extinguishment of debt          (140)       --          (140)       --          --          --
Minority interest                                                (2,491)       --        (2,491)     (1,941)       --        (1,941)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                        (149)       --          (149)       --          --          --
                                                               --------    --------    --------    --------    --------    --------

NET INCOME                                                     $  9,298    $    504    $  9,802    $  9,598    $     90    $  9,688
                                                               ========    ========    ========    ========    ========    ========



                                                                                                          Previous Quarters
                                                                           3 months                            3 months
                                                                     ended September 30,                    ended June 30,
                                                                             2001                                2001
                                                             ----------------------------------  ----------------------------------
                                                             Wholly Owned    JV's       Total    Wholly Owned    JV's       Total
                                                             ------------    ----       -----    ------------    ----       -----
PROPERTY REVENUES
Minimum rents                                                  $ 16,203    $    598    $ 16,801    $ 16,631    $    609    $ 17,240
Percentage rents                                                    290           6         296         359        --           359
Expense reimbursements                                            3,258         255       3,513       3,138         261       3,399
Other property income                                               162           8         170         162          14         176
                                                               --------    --------    --------    --------    --------    --------
                                                                 19,913         867      20,780      20,290         884      21,174
                                                               --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                3,821         102       3,923       3,640         103       3,743
Real estate taxes                                                 2,840         152       2,992       2,818         152       2,970
                                                               --------    --------    --------    --------    --------    --------
                                                                  6,661         254       6,915       6,458         255       6,713
                                                               --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                13,252         613      13,865      13,832         629      14,461


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                      (804)       --          (804)     (1,082)       --        (1,082)
General and administrative                                       (1,156)       --        (1,156)     (1,352)       --        (1,352)
JV formation expenses (2)                                          --          --          --          --          --          --
Interest income                                                     261        --           261         240        --           240
Management income                                                   151        --           151         144        --           144
Residential property management fees                                (44)       --           (44)        (35)       --           (35)
Straight-line rent (net of write-offs)                               40          (9)         31         327          (7)        320
Other income                                                       --          --          --            17        --            17
                                                               --------    --------    --------    --------    --------    --------

EBIDTA                                                           11,700         604      12,304      12,091         622      12,713

Depreciation and amortization                                    (4,837)       (164)     (5,001)     (4,936)       (164)     (5,100)
Interest expense                                                 (4,382)       (315)     (4,697)     (4,781)       (321)     (5,102)
Impairment of real estate                                       (14,756)       --       (14,756)       --          --          --
Gain on sale of properties                                        1,245        --         1,245       7,035        --         7,035
                                                               --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal         (11,030)        125     (10,905)      9,409         137       9,546

Extraordinary item - Loss on early extinguishment of debt          --          --          --          --          --          --
Minority interest                                                 1,636        --         1,636      (1,746)       --        (1,746)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                        --          --          --          --          --          --
                                                               --------    --------    --------    --------    --------    --------

NET INCOME                                                     $ (9,394)   $    125    $ (9,269)   $  7,663    $    137    $  7,800
                                                               ========    ========    ========    ========    ========    ========



                                                                           3 months
                                                                        ended March 31,
                                                                             2001
                                                             ----------------------------------
                                                             Wholly Owned    JV's       Total
                                                             ------------    ----       -----
PROPERTY REVENUES
Minimum rents                                                  $ 17,209    $    609    $ 17,818
Percentage rents                                                    732          64         796
Expense reimbursements                                            3,909         236       4,145
Other property income                                               230          15         245
                                                               --------    --------    --------
                                                                 22,080         924      23,004
                                                               --------    --------    --------

PROPERTY EXPENSES
Property operating                                                5,253         125       5,378
Real estate taxes                                                 2,800         152       2,952
                                                               --------    --------    --------
                                                                  8,053         277       8,330
                                                               --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                14,027         647      14,674


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                      (905)       --          (905)
General and administrative                                       (1,189)       --        (1,189)
JV formation expenses (2)                                          --          --          --
Interest income                                                     166        --           166
Management income                                                   106        --           106
Residential property management fees                                (40)       --           (40)
Straight-line rent (net of write-offs)                              237          (3)        234
Other income                                                       --          --          --
                                                               --------    --------    --------

EBIDTA                                                           12,402         644      13,046

Depreciation and amortization                                    (4,964)       (164)     (5,128)
Interest expense                                                 (5,278)       (328)     (5,606)
Impairment of real estate                                          --          --          --
Gain on sale of properties                                         --          --          --
                                                               --------    --------    --------

Income before extraordinary item, minority interest and
  cumulative effect of a change in accounting principal           2,160         152       2,312

Extraordinary item - Loss on early extinguishment of debt          (140)       --          (140)
Minority interest                                                  (440)       --          (440)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                        (149)       --          (149)
                                                               --------    --------    --------

NET INCOME                                                     $  1,431    $    152    $  1,583
                                                               ========    ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of December 31, 2001, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties. The above costs represent professional fees associated with the initial formation of this new joint venture.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


         Statements of Operations - Including Joint Venture Activity (1)
                 Current Quarter and Year-to-Date v. Historical
                 ----------------------------------------------
                                 (in thousands)


                                                                       Current Quarter                     Historic Quarter

                                                                           3 months                            3 months
                                                                      ended December 31,                  ended December 31,
                                                                             2001                                2000
                                                             ----------------------------------  ----------------------------------
                                                             Wholly Owned     JV        Total    Wholly Owned     JV        Total
                                                             ------------     --        -----    ------------     --        -----
PROPERTY REVENUES
Minimum rents                                                  $ 16,010    $    613    $ 16,623    $ 18,368    $    600    $ 18,968
Percentage rents                                                    949          11         960       1,307           1       1,308
Expense reimbursements                                            3,463         232       3,695       3,689         226       3,915
Other property income                                               139           3         142         224          58         282
                                                               --------    --------    --------    --------    --------    --------
                                                                 20,561         859      21,420      23,588         885      24,473
                                                               --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                3,897         107       4,004       5,257          61       5,318
Real estate taxes                                                 2,751         152       2,903       2,850         151       3,001
                                                               --------    --------    --------    --------    --------    --------
                                                                  6,648         259       6,907       8,107         212       8,319
                                                               --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                13,913         600      14,513      15,481         673      16,154


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                      (681)       --          (681)     (1,010)       --        (1,010)
General and administrative                                       (1,860)       --        (1,860)     (1,311)       --        (1,311)
JV formation expenses (2)                                          --           (14)        (14)       --          --          --
Interest income                                                     263        --           263         314        --           314
Management income                                                   305        --           305         200        --           200
Residential property management fees                                (40)       --           (40)        (40)        (40)       (159)
Straight-line rent (net of write-offs)                              201         (12)        189         321          13         334
Other income (3)                                                      4        --             4          14        --            14
                                                               --------    --------    --------    --------    --------    --------

EBIDTA                                                           12,105         574      12,679      13,969         686      14,655

Depreciation and amortization                                    (4,741)       (164)     (4,905)     (5,196)       (163)     (5,359)
Interest expense                                                 (4,149)       (320)     (4,469)     (6,213)       (331)     (6,544)
Impairment of real estate                                        (1,130)       --        (1,130)       --          --          --
Gain on sale of properties                                        9,454        --         9,454      14,581        --        14,581
                                                               --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and          11,539          90      11,629      17,141         192      17,333
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt          --          --          --          --          --          --
Minority interest                                                (1,941)       --        (1,941)     (3,369)       --        (3,369)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                        --          --          --          --          --          --
                                                               --------    --------    --------    --------    --------    --------

NET INCOME                                                     $  9,598    $     90    $  9,688    $ 13,772    $    192    $ 13,964
                                                               ========    ========    ========    ========    ========    ========


                                                                     Current Year-to-Date               Historic Year-to-Date

                                                                             Year                                Year
                                                                      ended December 31,                  ended December 31,
                                                                             2001                                2000
                                                             ----------------------------------  ----------------------------------
                                                             Wholly Owned     JV        Total    Wholly Owned     JV        Total
                                                             ------------     --        -----    ------------     --        -----
PROPERTY REVENUES
Minimum rents                                                  $ 66,053    $  2,429    $ 68,482    $ 72,970    $  2,447    $ 75,417
Percentage rents                                                  2,330          81       2,411       3,048          58       3,106
Expense reimbursements                                           13,768         984      14,752      14,230         910      15,140
Other property income                                               693          40         733       1,229         116       1,345
                                                               --------    --------    --------    --------    --------    --------
                                                                 82,844       3,534      86,378      91,477       3,531      95,008
                                                               --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                               16,611         437      17,048      19,671         325      19,996
Real estate taxes                                                11,209         608      11,817      11,468         599      12,067
                                                               --------    --------    --------    --------    --------    --------
                                                                 27,820       1,045      28,865      31,139         924      32,063
                                                               --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                55,024       2,489      57,513      60,338       2,607      62,945


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                    (3,472)       --        (3,472)     (3,334)       --        (3,334)
General and administrative                                       (5,557)       --        (5,557)     (5,057)       --        (5,057)
JV formation expenses (2)                                          --           (14)        (14)       --          --          --
Interest income                                                     930        --           930       1,202        --         1,202
Management income                                                   706        --           706         902        --           902
Residential property management fees                               --          (159)       (143)       --          (143)
Straight-line rent (net of write-offs)                              805         (31)        774       1,141          13       1,154
Other income (3)                                                     21        --            21       1,986        --         1,986
                                                               --------    --------    --------    --------    --------    --------

EBIDTA                                                           48,298       2,444      50,742      57,035       2,620      59,655

Depreciation and amortization                                   (19,478)       (656)    (20,134)    (20,460)       (652)    (21,112)
Interest expense                                                (18,590)     (1,284)    (19,874)    (25,163)     (1,323)    (26,486)
Impairment of real estate                                       (15,886)       --       (15,886)       --          --          --
Gain on sale of properties                                       17,734        --        17,734      13,742        --        13,742
                                                               --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and          12,078         504      12,582      25,154         645      25,799
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt          (140)       --          (140)       --          --          --
Minority interest                                                (2,491)       --        (2,491)     (5,892)       --        (5,892)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                        (149)       --          (149)       --          --          --
                                                               --------    --------    --------    --------    --------    --------

NET INCOME                                                     $  9,298    $    504    $  9,802    $ 19,262    $    645    $ 19,907
                                                               ========    ========    ========    ========    ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of December 31, 2001, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties. The above costs represent professional fees associated with the initial formation of this new joint venture.

(3) Other income for the year ended December 31, 2000 includes $1,957 of lease termination income received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property, which was completed in 2001.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


                    Statements of Operations - by Segment (1)
                       Current Year-to-Date - by Quarter
                       ---------------------------------
                                 (in thousands)


                                                                              Year-to-Date                       Current Quarter

                                                                                  Year                              3 months
                                                                           ended December 31,                   ended December 31,
                                                                                  2001                                 2001
                                                              --------------------------------------------    ----------------------
                                                               Retail   Multi-Family  Corporate     Total      Retail   Multi-Family
                                                               ------   ------------  ---------     -----      ------   ------------
PROPERTY REVENUES
Minimum rents                                                 $ 55,483    $ 12,999    $   --      $ 68,482    $ 13,762    $  2,861
Percentage rents                                                 2,411        --          --         2,411         960        --
Expense reimbursements                                          14,752        --          --        14,752       3,695        --
Other property income                                              135         598        --           733          25         117
                                                              --------    --------    --------    --------    --------    --------
                                                                72,781      13,597        --        86,378      18,442       2,978
                                                              --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                              11,864       5,184        --        17,048       2,805       1,199
Real estate taxes                                               11,045         772        --        11,817       2,738         165
                                                              --------    --------    --------    --------    --------    --------
                                                                22,909       5,956        --        28,865       5,543       1,364
                                                              --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                               49,872       7,641        --        57,513      12,899       1,614


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     --          --        (3,472)     (3,472)       --          --
General and administrative                                        --          --        (5,557)     (5,557)       --          --
JV formation expenses (2)                                         --          --           (14)        (14)       --          --
Interest income                                                   --          --           930         930        --          --
Management income                                                 --          --           706         706        --          --
Residential property management fees                              --          (159)       --          (159)       --           (40)
Straight-line rent (net of write-offs)                             774        --          --           774         189        --
Other income                                                      --          --            21          21        --          --
                                                              --------    --------    --------    --------    --------    --------

EBIDTA                                                          50,646       7,482      (7,386)     50,742      13,088       1,574

Depreciation and amortization                                  (17,907)     (1,919)       (308)    (20,134)     (4,383)       (445)
Interest expense                                               (16,111)     (3,763)       --       (19,874)     (3,667)       (802)
Impairment of real estate                                      (15,886)       --          --       (15,886)     (1,130)       --
Gain on sale of properties                                       2,121      15,524          89      17,734         876       8,578
                                                              --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and          2,863      17,324      (7,605)     12,582       4,784       8,905
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt         --          --          (140)       (140)       --          --
Minority interest in Operating Partnership                        --          --        (2,491)     (2,491)       --          --
Cumulative effect of a change in accounting principal
  (FAS 133)                                                       --          --          (149)       (149)       --          --
                                                              --------    --------    --------    --------    --------    --------

NET INCOME                                                    $  2,863    $ 17,324    $(10,385)   $  9,802    $  4,784    $  8,905
                                                              ========    ========    ========    ========    ========    ========


                                                               Current Quarter

                                                                  3 months                              3 months
                                                              ended December 31,                   ended September 30,
                                                                     2001                                 2001
                                                             ---------------------    --------------------------------------------
                                                              Corporate     Total      Retail   Multi-Family  Corporate     Total
                                                              ---------     -----      ------   ------------  ---------     -----
PROPERTY REVENUES
Minimum rents                                                 $   --      $ 16,623    $ 13,812    $  2,989    $   --      $ 16,801
Percentage rents                                                  --           960         296        --          --           296
Expense reimbursements                                            --         3,695       3,513        --          --         3,513
Other property income                                             --           142          28         142        --           170
                                                              --------    --------    --------    --------    --------    --------
                                                                  --        21,420      17,649       3,131        --        20,780
                                                              --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                                --         4,004       2,604       1,319        --         3,923
Real estate taxes                                                 --         2,903       2,816         176        --         2,992
                                                              --------    --------    --------    --------    --------    --------
                                                                  --         6,907       5,420       1,495        --         6,915
                                                              --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                                 --        14,513      12,229       1,636        --        13,865


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     (681)       (681)       --          --          (804)       (804)
General and administrative                                      (1,860)     (1,860)       --          --        (1,156)     (1,156)
JV formation expenses (2)                                          (14)        (14)       --          --          --          --
Interest income                                                    263         263        --          --           261         261
Management income                                                  305         305        --          --           151         151
Residential property management fees                              --           (40)       --           (44)       --           (44)
Straight-line rent (net of write-offs)                            --           189          31        --          --            31
Other income                                                         4           4        --          --          --          --
                                                              --------    --------    --------    --------    --------    --------

EBIDTA                                                          (1,983)     12,679      12,260       1,592      (1,548)     12,304

Depreciation and amortization                                      (77)     (4,905)     (4,483)       (441)        (77)     (5,001)
Interest expense                                                  --        (4,469)     (3,867)       (830)       --        (4,697)
Impairment of real estate                                         --        (1,130)    (14,756)       --          --       (14,756)
Gain on sale of properties                                        --         9,454       1,245        --          --         1,245
                                                              --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and         (2,060)     11,629      (9,601)        321      (1,625)    (10,905)
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt         --          --          --          --          --          --
Minority interest in Operating Partnership                      (1,941)     (1,941)       --          --         1,636       1,636
Cumulative effect of a change in accounting principal
  (FAS 133)                                                       --          --          --          --          --          --
                                                              --------    --------    --------    --------    --------    --------

NET INCOME                                                    $ (4,001)   $  9,688    $ (9,601)   $    321    $     11    $ (9,269)
                                                              ========    ========    ========    ========    ========    ========


                                                                           Previous Quarters

                                                                                3 months                            3 months
                                                                             ended June 30,                      ended March 31,
                                                                                  2001                                2001
                                                              --------------------------------------------    ----------------------
                                                               Retail   Multi-Family  Corporate     Total      Retail   Multi-Family
                                                               ------   ------------  ---------     -----      ------   ------------
PROPERTY REVENUES
Minimum rents                                                 $ 13,864    $  3,376    $   --      $ 17,240    $ 14,045    $  3,773
Percentage rents                                                   359        --          --           359         796        --
Expense reimbursements                                           3,399        --          --         3,399       4,145        --
Other property income                                              (10)        186        --           176          92         153
                                                              --------    --------    --------    --------    --------    --------
                                                                17,612       3,562        --        21,174      19,078       3,926
                                                              --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                               2,410       1,333        --         3,743       4,045       1,333
Real estate taxes                                                2,767         203        --         2,970       2,724         228
                                                              --------    --------    --------    --------    --------    --------
                                                                 5,177       1,536        --         6,713       6,769       1,561
                                                              --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES                               12,435       2,026        --        14,461      12,309       2,365


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     --          --        (1,082)     (1,082)       --          --
General and administrative                                        --          --        (1,352)     (1,352)       --          --
JV formation expenses (2)                                         --          --          --          --          --          --
Interest income                                                   --          --           240         240        --          --
Management income                                                 --          --           144         144        --          --
Residential property management fees                              --           (35)       --           (35)       --           (40)
Straight-line rent (net of write-offs)                             320        --          --           320         234        --
Other income                                                      --          --            17          17        --          --
                                                              --------    --------    --------    --------    --------    --------

EBIDTA                                                          12,755       1,991      (2,033)     12,713      12,543       2,325

Depreciation and amortization                                   (4,537)       (486)        (77)     (5,100)     (4,504)       (547)
Interest expense                                                (4,110)       (992)       --        (5,102)     (4,467)     (1,139)
Impairment of real estate                                         --          --          --          --
Gain on sale of properties                                        --         6,946          89       7,035        --          --
                                                              --------    --------    --------    --------    --------    --------

Income before extraordinary item, minority interest and          4,108       7,459      (2,021)      9,546       3,572         639
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt         --          --          --          --          --          --
Minority interest in Operating Partnership                        --          --        (1,746)     (1,746)       --          --
Cumulative effect of a change in accounting principal
  (FAS 133)                                                       --          --          --          --          --          --
                                                              --------    --------    --------    --------    --------    --------

NET INCOME                                                    $  4,108    $  7,459    $ (3,767)   $  7,800    $  3,572    $    639
                                                              ========    ========    ========    ========    ========    ========


                                                                   3 months
                                                                ended March 31,
                                                                     2001
                                                             ---------------------
                                                              Corporate     Total
                                                              ---------     -----
PROPERTY REVENUES
Minimum rents                                                 $   --      $ 17,818
Percentage rents                                                  --           796
Expense reimbursements                                            --         4,145
Other property income                                             --           245
                                                              --------    --------
                                                                  --        23,004
                                                              --------    --------

PROPERTY EXPENSES
Property operating                                                --         5,378
Real estate taxes                                                 --         2,952
                                                              --------    --------
                                                                  --         8,330
                                                              --------    --------

NET OPERATING INCOME - PROPERTIES                                 --        14,674


OTHER INCOME (EXPENSE)
Property management and leasing - Home office                     (905)       (905)
General and administrative                                      (1,189)     (1,189)
JV formation expenses (2)                                         --          --
Interest income                                                    166         166
Management income                                                  106         106
Residential property management fees                              --           (40)
Straight-line rent (net of write-offs)                            --           234
Other income                                                      --          --
                                                              --------    --------

EBIDTA                                                          (1,822)     13,046

Depreciation and amortization                                      (77)     (5,128)
Interest expense                                                  --        (5,606)
Impairment of real estate
Gain on sale of properties                                        --          --
                                                              --------    --------

Income before extraordinary item, minority interest and         (1,899)      2,312
  cumulative effect of a change in accounting principal

Extraordinary item - Loss on early extinguishment of debt         (140)       (140)
Minority interest in Operating Partnership                        (440)       (440)
Cumulative effect of a change in accounting principal
  (FAS 133)                                                       (149)       (149)
                                                              --------    --------

NET INCOME                                                    $ (2,628)   $  1,583
                                                              ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of December 31, 2001, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties. The above costs represent professional fees associated with the initial formation of this new joint venture.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

         Statements of Operations - Including Joint Venture Activity (1)
                               Core Properties vs.
                 Non-Core Properties as of December 31, 2001 (2)
                 -----------------------------------------------
                                 (in thousands)


                                                               Current Quarter                           Year-to-Date

                                                                   3 months                                  Year
                                                              ended December 31,                      ended December 31,
                                                                     2001                                    2001
                                                    --------------------------------------- ---------------------------------------
                                                                       Non-Core                                Non-Core
                                                    Core Properties   Properties     Total  Core Properties   Properties     Total
                                                    ---------------   ----------     -----  ---------------   ----------     -----
PROPERTY REVENUES
Minimum rents                                           $ 12,813       $  3,810    $ 16,623     $ 50,725       $ 17,757    $ 68,482
Percentage rents                                             541            419         960        1,294          1,117       2,411
Expense reimbursements                                     3,113            582       3,695       12,514          2,238      14,752
Other property income                                        127             15         142          481            252         733
                                                        --------       --------    --------     --------       --------    --------
                                                          16,594          4,826      21,420       65,014         21,364      86,378
                                                        --------       --------    --------     --------       --------    --------

PROPERTY EXPENSES
Property operating                                         2,824          1,180       4,004       12,257          4,791      17,048
Real estate taxes                                          2,373            530       2,903        9,517          2,300      11,817
                                                        --------       --------    --------     --------       --------    --------
                                                           5,197          1,710       6,907       21,774          7,091      28,865
                                                        --------       --------    --------     --------       --------    --------

NET OPERATING INCOME - PROPERTIES                         11,397          3,116      14,513       43,240         14,273      57,513


OTHER INCOME (EXPENSE)
Property management and leasing - Home office               (681)          --          (681)      (3,472)          --        (3,472)
General and administrative                                (1,860)          --        (1,860)      (5,557)          --        (5,557)
JV formation expenses (3)                                    (14)          --           (14)         (14)          --           (14)
Interest income                                              263           --           263          930           --           930
Management income                                            305           --           305          706           --           706
Residential property management fees                         (40)          --           (40)        (159)          --          (159)
Straight-line rent (net of write-offs)                       201            (12)        189          822            (48)        774
Other income                                                   4           --             4           21           --            21
                                                        --------       --------    --------     --------       --------    --------

EBIDTA                                                     9,575          3,104      12,679       36,517         14,225      50,742

Depreciation and amortization                             (3,778)        (1,127)     (4,905)     (14,914)        (5,220)    (20,134)
Interest expense                                          (3,153)        (1,316)     (4,469)     (14,207)        (5,667)    (19,874)
Impairment of real estate                                 (1,130)          --        (1,130)      (1,130)       (14,756)    (15,886)
Gain on sale of properties                                  --            9,454       9,454         --           17,734      17,734
                                                        --------       --------    --------     --------       --------    --------

Income before extraordinary item, minority interest
  and cumulative effect of a change in accounting
  principal                                                1,514         10,115      11,629        6,266          6,316      12,582

Extraordinary item - Loss on early extinguishment
  of debt                                                   --             --          --           (140)          --          (140)
Minority interest                                           (311)        (1,630)     (1,941)      (1,376)        (1,115)     (2,491)
Cumulative effect of a change in accounting
  principal (FAS 133)                                       --             --          --           (149)          --          (149)
                                                        --------       --------    --------     --------       --------    --------

NET INCOME                                              $  1,203       $  8,485    $  9,688     $  4,601       $  5,201    $  9,802
                                                        ========       ========    ========     ========       ========    ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods.

(2) As of December 31, 2001, the Company had 18 retail properties under contract for sale. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan as well as other customary closing conditions and, as such, ther can be no assurance that the transaction will be completed.

(3) The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of December 31, 2001, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties. The above costs represent professional fees associated with the initial formation of this new joint venture.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

           Net Operating Income (NOI) - Same Property Performance (1)
           ----------------------------------------------------------
                                 (in thousands)

                                                       Current Year-to-date      Historical Year-to-date        Current Quarter


                                                            Year ended                  Year ended               Quarter ended
                                                           December 31,                December 31,              December 31,
                                                               2001                        2000                      2001
                                                               ----                        ----                      ----

NOI - Consolidated properties                                $ 55,024                    $ 60,338                 $ 13,913
NOI - Unconsolidated partnerships                               2,489                       2,607                      600
                                                             ---------                   ---------                ---------
                         Total NOI                             57,513                      62,945                   14,513

NOI - Properties Acquired                                           -                           -                        -
NOI - Redevelopment Properties                                 (2,158)                     (2,375)                    (753)
NOI - Properties Sold                                          (5,220)                    (10,686)                    (667)
                                                             ---------                   ---------                ---------

                     Same Property NOI                       $ 50,135                    $ 49,884                 $ 13,093
                                                             =========                   =========                =========

                Growth in Same Property NOI                      0.5%                                                 0.3%


                                                       Historical Quarter


                                                         Quarter ended
                                                          December 31,
                                                              2000
                                                              ----

NOI - Consolidated properties                              $ 15,481
NOI - Unconsolidated partnerships                               673
                                                           --------
                         Total NOI                           16,154

NOI - Properties Acquired                                         -
NOI - Redevelopment Properties                                 (512)
NOI - Properties Sold                                        (2,590)
                                                           --------

                     Same Property NOI                     $ 13,052
                                                           ========

                Growth in Same Property NOI



(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                         Funds from Operations (FFO) (1)
                         -------------------------------
                                 (in thousands)

                                                                           ---------------------------    --------------------------
                                                                                  Year-to-date                 Current Quarter

                                                                                   Year ended                  3 months ended
                                                                               December 31, 2001              December 31, 2001
                                                                           ---------------------------    --------------------------

Net Income (Loss)                                                                    $   9,802                       $  9,688

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                         18,422                          4,446
     Unconsolidated subsidiaries                                                           627                            157
Income attributable to Operating Partnership units (2)                                   2,221                          1,874
Impairment of real estate                                                               15,886                          1,130
Gain on sale of properties                                                             (17,734)                        (9,454)
Extraordinary item - Loss on early extinguishment of debt                                  140                              -
Cumulative effect of a change in accounting principal (FAS 133)                            149                              -
                                                                                     ---------                       --------


Funds from Operations (3)                                                            $  29,513                       $  7,841
                                                                                     =========                       ========

Funds from Operations per share (3)                                                  $   0.860                       $  0.231
                                                                                     =========                       ========

                                                                           ---------------------------    --------------------------

                                                                                      2001                --------------------------
                                                                                                              Previous Quarters

                                                                                 3 months ended                3 months ended
                                                                               September 30, 2001               June 30, 2001
                                                                           ---------------------------    --------------------------

Net Income (Loss)                                                                     $ (9,269)                      $  7,800

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                          4,579                          4,708
     Unconsolidated subsidiaries                                                           157                            156
Income attributable to Operating Partnership units (2)                                  (1,707)                         1,675
Impairment of real estate                                                               14,756                              -
Gain on sale of properties                                                              (1,245)                        (7,035)
Extraordinary item - Loss on early extinguishment of debt                                    -                              -
Cumulative effect of a change in accounting principal (FAS 133)                              -                              -
                                                                                     ---------                       --------


Funds from Operations (3)                                                            $   7,271                       $  7,304
                                                                                     =========                       ========

Funds from Operations per share (3)                                                  $   0.213                       $  0.213
                                                                                     =========                       ========



                                                                           --------------------------                2000
                                                                                Previous Quarters                  Historic

                                                                                 3 months ended                   Year ended
                                                                                 March 31, 2001               December 31, 2000
                                                                           ---------------------------    --------------------------

Net Income (Loss)                                                                    $   1,583                       $ 19,907

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                          4,689                         19,325
     Unconsolidated subsidiaries                                                           157                            625
Income attributable to Operating Partnership units (2)                                     379                          5,674
Impairment of real estate                                                                    -                              -
Gain on sale of properties                                                                   -                        (13,742)
Extraordinary item - Loss on early extinguishment of debt                                  140                              -
Cumulative effect of a change in accounting principal (FAS 133)                            149                              -
                                                                                     ---------                       --------


Funds from Operations (3)                                                            $   7,097                       $ 31,789
                                                                                     =========                       ========

Funds from Operations per share (3)                                                  $   0.203                       $   0.89 (4)
                                                                                     =========                       ========


                                                                                     2000
                                                                                   Historic


                                                                                3 months ended
                                                                               December 31, 2000
                                                                           --------------------------

Net Income (Loss)                                                                    $  13,964

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                          4,911
     Unconsolidated subsidiaries                                                           156
Income attributable to Operating Partnership units (2)                                   3,309
Impairment of real estate                                                                    -
Gain on sale of properties                                                             (14,581)
Extraordinary item - Loss on early extinguishment of debt                                    -
Cumulative effect of a change in accounting principal (FAS 133)                              -
                                                                                     ---------


Funds from Operations (3)                                                            $   7,759
                                                                                     =========

Funds from Operations per share (3)                                                  $    0.22
                                                                                     =========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Does not include distributions paid to Preferred O.P. unitholders.

(3)  Assumes full conversion of O.P. Units into Common Shares.

(4) FFO for year ended December 31, 2000 includes $1,957 ($0.05 per share) of lease termination income received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                           Consolidated Balance Sheets
                                 (in thousands)

                                                           December 31,               December 31,
                                                               2001                       2000
                                                               ----                       ----
ASSETS

Real estate
  Land                                                     $   57,155                  $  69,206
  Buildings and improvements                                  357,658                    444,933
                                                           ----------                  ---------
                                                              414,813                    514,139
Less: accumulated depreciation                                (75,373)                  (102,461)
                                                           ----------                  ---------
  Net real estate                                             339,440                    411,678

Property held for sale                                         49,080                     49,445
Cash and cash equivalents                                      34,138                     22,167
Cash in escrow                                                  5,246                      5,213
Investments in unconsolidated partnerships                      5,169                      6,784
Rents receivable, net                                           7,114                      9,667
Note Receivable                                                34,757                          -
Prepaid expenses                                                2,308                      2,905
Due from related parties                                            -                          -
Deferred charges, net                                          14,131                     13,026
Other assets                                                    2,556                      2,726
                                                           ----------                  ---------

                                                           $  493,939                  $ 523,611
                                                           ==========                  =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                     $  261,607                  $ 277,112

Accounts payable and accrued expenses                           5,705                      7,495
Dividends and distributions payable                             4,119                      4,241
Due to related parties                                            107                        111
Other liabilities                                               4,487                      4,179
                                                           ----------                  ---------
  Total liabilities                                           276,025                    293,138
                                                           ----------                  ---------

Minority interest in Operating Partnership                     37,387                     48,959
Minority interests in majority owned partnerships               1,429                      2,197
                                                           ----------                  ---------
  Total minority interests                                     38,816                     51,156
                                                           ----------                  ---------

Shareholders' equity:
Common shares                                                      29                         28
Additional paid-in capital                                    189,378                    188,392
Accumulated other comprehensive income                         (1,206)                         -
Deficit                                                        (9,103)                    (9,103)
                                                           ----------                  ---------
  Total shareholders' equity                                  179,098                    179,317
                                                           ----------                  ---------

                                                           $  493,939                  $ 523,611
                                                           ==========                  =========

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                            Selected Operating Ratios


                                                                    3 Months Ended December 31,

                                                       -------------------------
                                                                2001                          2000
                                                       -------------------------     ------------------------
                  Coverage Ratios (1)

               Interest Coverage Ratio
EBIDTA (2)                                                    $ 12,679                      $ 14,655
Divided by Interest expense                                      4,469                         6,544
                                                              --------                      --------
                                                                  2.84  x                       2.24 x

             Fixed Charge Coverage Ratio
EBIDTA (2)                                                    $ 12,679                      $ 14,655
Divided by (Interest expense                                     4,469                         6,544
                 + Preferred Dividends (3))                         50                            50
                                                              --------                      --------
                                                                  2.81  x                       2.22 x

             Debt Service Coverage Ratio
EBIDTA (2)                                                    $ 12,679                      $ 14,655
Divided by (Interest expense                                     4,469                         6,544
                 + Principal Amortization)                       1,046                         1,152
                                                              --------                      --------
                                                                  2.30  x                       1.90 x

                    Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st through 4th quarters in 2001 & 2000                 $  4,069                      $  4,191
FFO (2)                                                          7,841                         7,759
                                                              --------                      --------
                                                                   52%                           54%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                            $  1,860                      $  1,311
Real Estate Revenues                                            21,420                        24,473
                                                              --------                      --------
                                                                    9%                            5%

                   Leverage Ratios

Debt/Total Market Capitalization (4)
Debt
Total Market Capitalization (5)



                                                       -------------------------


                                                                      Year Ended December 31,

                                                       -------------------------
                                                                 2001                          2000
                                                       -------------------------      ------------------------
                  Coverage Ratios (1)

               Interest Coverage Ratio
EBIDTA (2)                                                   $  50,742                     $  57,698
Divided by Interest expense                                     19,874                        26,486
                                                             ---------                     ---------
                                                                  2.55  x                       2.18 x

             Fixed Charge Coverage Ratio
EBIDTA (2)                                                   $  50,742                     $  57,698
Divided by (Interest expense                                    19,874                        26,486
                 + Preferred Dividends (3))                        199                           199
                                                             ---------                     ---------
                                                                  2.53  x                       2.16 x

             Debt Service Coverage Ratio
EBIDTA (2)                                                   $  50,742                     $  57,698
Divided by (Interest expense                                    19,874                        26,486
                 + Principal Amortization)                       3,794                         4,125
                                                             ---------                     ---------
                                                                  2.14  x                       1.88 x

                    Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st through 4th quarters in 2001 & 2000                $  16,432                     $  17,005
FFO (2)                                                         29,513                        29,832
                                                             ---------                     ---------
                                                                   56%                           57%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                           $   5,557                     $   5,057
Real Estate Revenues                                            86,378                        95,008
                                                             ---------                     ---------
                                                                    6%                            5%

                   Leverage Ratios

Debt/Total Market Capitalization (4)
Debt                                                         $ 261,607                     $ 277,112
Total Market Capitalization (5)                                479,149                       475,944
                                                             ---------                     ---------
                                                                   55%                           58%

                                                       -------------------------


Notes:

(1) Quarterly results for 2001 and 2000 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA and FFO for the year ended December 31, 2000 have been adjusted for non-recurring income of $1,957 representing lease termination income received from former tenants at the Abington Towne Center in connection with the redevelopment of the entire property. Gross property revenues already exclude these amounts. The adjustments are as follows:

                                                       EBIDTA           FFO
Inclusive of lease termination revenue                $ 59,655       $ 31,789
Less lease termination revenue                          (1,957)        (1,957)
                                                      --------       --------
As adjusted and used above                            $ 57,698       $ 29,832
                                                      ========       ========

(3)  Represents preferred distributions on Preferred Operating partnership
     Units.

(4) Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 56% and 60% as of December 31, 2001 and 2000, respectively.

(5) The calculation of the December 31, 2001 Total Market Capitalization appears elsewhere in this supplement.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               December 31, 2001
                     Debt Analysis - Wholly Owned Properties



Property                                         Lender                                                     Notes
---------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT

Gateway Mall                                     Huntoon Hastings Capital Corp.
Pittston Plaza                                   Anchor National Life Insurance Co.
Mad River                                        Mellon Mortgage Company
Manahawkin K-Mart                                Northern Life Insurance Co. and
                                                   Reliastar Life Insurance Co. of New York
Crescent Plaza                                   Metropolitan Life Insurance Co.
East End Centre                                  Metropolitan Life Insurance Co.
GHT Apartments                                   Bank of America, N.A.
Colony Apartments                                Bank of America, N.A.
Mountainville Shopping Center                    Morgan Stanley Mortgage Capital                            (1)
King's Fairground                                Morgan Stanley Mortgage Capital                            (1)
Northside Mall                                   Morgan Stanley Mortgage Capital                            (1)
Dunmore Plaza                                    Morgan Stanley Mortgage Capital                            (1)
25th Street Plaza                                Morgan Stanley Mortgage Capital                            (1)
Cloud Springs Plaza                              Morgan Stanley Mortgage Capital                            (1)
Kingston Plaza                                   Morgan Stanley Mortgage Capital                            (1)
Plaza 15                                         Morgan Stanley Mortgage Capital                            (1)
Martintown Plaza                                 Morgan Stanley Mortgage Capital                            (1)
Birney Plaza                                     Morgan Stanley Mortgage Capital                            (1)
Midway Plaza                                     Morgan Stanley Mortgage Capital                            (1)
Shillington Plaza                                Morgan Stanley Mortgage Capital                            (1)
Ames Plaza                                       Morgan Stanley Mortgage Capital                            (1)
Circle Plaza                                     Morgan Stanley Mortgage Capital                            (1)
New Smyrna Beach Shopping Center                 Morgan Stanley Mortgage Capital                            (1)
Monroe Plaza                                     Morgan Stanley Mortgage Capital                            (1)
Troy Plaza                                       Morgan Stanley Mortgage Capital                            (1)

TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT


VARIABLE-RATE DEBT
------------------

Town Line                                        Fleet Bank, N.A.
Smithtown Shopping Center                        Fleet Bank, N.A.
Merrillville Plaza                               Sun America Life Insurance Co.
Village Apartments                               Sun America Life Insurance Co.
Marketplace of Absecon                           Fleet Bank, N.A.                                           (2)
Soundview Marketplace                            Fleet Bank, N.A.
Greenridge Plaza                                 Metropolitan Life Insurance Co.
Luzerne Street Plaza                             Metropolitan Life Insurance Co.
Valmont Plaza                                    Metropolitan Life Insurance Co.
239 Greenwich Avenue                             First Union National Bank
Berlin Shopping Center                           Dime Savings Bank
Bradford Towne Center                            Dime Savings Bank
Ledgewood Mall                                   Dime Savings Bank
New Louden Center                                Dime Savings Bank
Route 6 Plaza                                    Dime Savings Bank
Abington Towne Center                            Fleet Bank, N.A.                                           (3)
Branch Shopping Center                           Fleet Bank, N.A.                                           (3)
Methuen Shopping Center                          Fleet Bank, N.A.                                           (3)
Walnut Hill Plaza                                Dime Savings Bank                                          (4)
Bloomfield Town Square                           Dime Savings Bank                                          (4)

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT


TOTAL/WEIGHTED AVERAGE - ALL DEBT


                                                     Principal
                                                     Balance at        Interest          Rate as of           Maturity
Property                                         December 31, 2001       Rate         December 31, 2001         Date
----------------------------------------------------------------------------------------------------------------------------

FIXED-RATE DEBT

Gateway Mall                                          $ 6,193,672         9.88%                                 9/1/02
Pittston Plaza                                          3,676,375         7.93%                                 1/1/04
Mad River                                               7,304,929         9.60%                                5/23/05
Manahawkin K-Mart
                                                        4,424,031         7.70%                                12/1/08
Crescent Plaza                                          8,765,922         8.13%                                11/1/10
East End Centre                                        16,054,442         8.13%                                11/1/10
GHT Apartments                                         11,016,885         7.55%                                 1/1/11
Colony Apartments                                       5,508,443         7.55%                                 1/1/11
Mountainville Shopping Center                           2,992,147         8.84%                                11/1/21
King's Fairground                                         836,624         8.84%                                11/1/21
Northside Mall                                          3,200,095         8.84%                                11/1/21
Dunmore Plaza                                           1,066,203         8.84%                                11/1/21
25th Street Plaza                                       7,502,230         8.84%                                11/1/21
Cloud Springs Plaza                                     2,493,069         8.84%                                11/1/21
Kingston Plaza                                          2,139,834         8.84%                                11/1/21
Plaza 15                                                2,033,074         8.84%                                11/1/21
Martintown Plaza                                        2,735,181         8.84%                                11/1/21
Birney Plaza                                            3,171,039         8.84%                                11/1/21
Midway Plaza                                            2,349,547         8.84%                                11/1/21
Shillington Plaza                                       2,714,294         8.84%                                11/1/21
Ames Plaza                                                955,823         8.84%                                11/1/21
Circle Plaza                                            1,175,191         8.84%                                11/1/21
New Smyrna Beach Shopping Center                        1,440,605         8.84%                                11/1/21
Monroe Plaza                                            3,574,312         8.84%                                11/1/21
Troy Plaza                                              2,259,404         8.84%                                11/1/21
                                                     ------------         -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT              105,583,371         8.51%
                                                     ------------         -----

VARIABLE-RATE DEBT
------------------

Town Line                                               4,050,527         L + 175           3.79%              3/15/02
Smithtown Shopping Center                               9,106,278         L + 178           3.82%              5/31/02
Merrillville Plaza                                     13,521,510         L + 205           4.28%               8/1/02
Village Apartments                                      9,681,593         L + 205           4.65%              10/1/02
Marketplace of Absecon                                          -         L + 150             -                 3/1/03
Soundview Marketplace                                   8,852,810         L + 175           3.89%               8/1/03
Greenridge Plaza                                        6,100,000         L + 200           4.20%              11/1/03
Luzerne Street Plaza                                    1,600,000         L + 200           4.20%              11/1/03
Valmont Plaza                                           3,100,000         L + 200           4.20%              11/1/03
239 Greenwich Avenue                                   13,512,295         L + 145           3.49%               1/1/05
Berlin Shopping Center                                  4,927,842         L + 175           3.87%               4/1/05
Bradford Towne Center                                   8,623,724         L + 175           3.87%               4/1/05
Ledgewood Mall                                         31,291,799         L + 175           3.87%               4/1/05
New Louden Center                                       7,391,764         L + 175           3.87%               4/1/05
Route 6 Plaza                                           5,913,411         L + 175           3.87%               4/1/05
Abington Towne Center                                                     L + 175           3.73%               1/1/07
Branch Shopping Center                                 12,350,000         L + 175           3.73%               1/1/07
Methuen Shopping Center                                                   L + 175           3.73%               1/1/07
Walnut Hill Plaza                                       2,000,000         L + 185           3.73%               1/1/07
Bloomfield Town Square                                 14,000,000         L + 185           3.73%               1/1/07
                                                     ------------         --------          -----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT           156,023,553         L + 180           3.91%
                                                     ------------         --------          -----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                   $ 261,606,924                           5.77%
                                                    =============                           =====

--------------------------------------------------------------------------------
Notes:

(1) As of December 31, 2001 these properties are under contract for sale. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan. This loan allows for full repayment, without penalty, commencing October 31, 2006. Commencing on this date (the "Reset Date"), the interest rate is to be adjusted to a U.S. Treasury rate + 500 basis points (the treasury rate being the interpolated yield on treasuries most nearly approximating the period from the the Reset Date to the maturity date, November 1, 2001).

(2) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). All outstanding amounts were repaid during the second quarter 2001 leaving $7,400,000 available under this facility.

(3) There is an additional $7,650,000 currently available under this facility which the Company is required to fully draw down prior to July 1, 2002. An additional $3,000,000 (net of a $150,000 holdback) is available through December 31, 2002 based upon additional lease-up at the collateral properties.

(4) There is an additional $10,000,000 currently available under this facility which the Company is required to fully draw down prior to December 31, 2002.

(5) The Company has hedged $50,000,000 of it's variable-rate debt with two variable to fixed-rate swap agreements with Fleet Bank, N.A. Including the effect from these swaps, weighted-average interest rate on the Company's fixed-rate debt and total debt portfolio is 7.84% and 6.25%, respectively. Details of the swap agreements are as follows:


 Notional principal               All-in Rate            Maturity Date
 ------------------               -----------            -------------
   $ 30,000,000                      6.55%                   4/1/05
     20,000,000                      6.28%                  10/1/06
 ------------------               -----------
   $ 50,000,000                      6.44%
 ==================               -----------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2001
                   Debt Analysis - Unconsolidated Partnerships

                                                                                            Total
                                                                    Acadia Realty          Principal
                                                                        Trust             Balance at          Interest      Maturity
FIXED-RATE DEBT (1)            Joint Venture Partner                  Ownership        December 31, 2001        Rate         Date
---------------                ---------------------              ------------------------------------------------------------------
Crossroads Shopping Center     Heyman-Greenburgh Associates LLC         49.0%             $ 34,133,201          7.15%       10/1/07
                               RMC Development Company LLC

 Summary - Wholly-Owned Properties and Unconsolidated Partnerships
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         % of
                                                                                 Weighted            % of            Wholly-Owned
                                                    % of        Outstanding        Avg.         Wholly-Owned      and Unconsolidated
                                                   Total          Balance        Int. Rate          Only            Combined Basis
                                                 -----------------------------------------------------------------------------------
Wholly-Owned Properties
Fixed-Rate Debt (2)                                 56%       $ 155,583,371        7.84%             59%                 62%
Variable-Rate Debt (2)                              38%         106,023,553        3.91%             41%                 38%
                                                   ----       --------------       -----            ----                ----

Wholly-Owned Properties - Total Debt                94%         261,606,924        6.25%            100%                100%
                                                   ----       --------------       -----            ====                ====

Unconsolidated Partnerships
Fixed-Rate Debt                                      6%          16,725,268        7.15%
Variable-Rate Debt                                   0%                   -        0.00%
                                                   ----       --------------       -----

Unconsolidated Partnerships - Total Debt             6%          16,725,268        7.15%
                                                   ----       --------------       -----

                         Total Debt                100%       $ 278,332,192        6.30%
                                                   ====       ==============       =====

--------------------------------------------------------------------------------
Notes:

(1) Acadia Realty Trust's 49% ownership represents $16,725,268, of which $5,000,000 is fixed at 7.53% and the remaining balance is fixed at 6.99% through interest rate swap transactions.

(2) Fixed-rate debt includes $50 million of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

 Future Debt Maturities (1)
      (in thousands)

                              Scheduled
        Year                Amortization      Maturities             Total
        ----                ------------      ----------             -----

        2002                  $   4,633       $   42,066          $  46,699
        2003                      4,487           19,087             23,574
        2004                      4,307            3,454              7,761
        2005                      3,370           74,074             77,444
        2006                      2,974           37,862             40,836
     Thereafter                   4,723           60,570             65,293
                              ---------          -------          ---------
                              $  24,494       $  237,113          $ 261,607
                              =========       ==========          =========

 Future Debt Maturities (1)
      (in thousands)         Weighted Average Interest Rate of Maturing Debt
                        --------------------------------------------------------

        Year            Total Debt      Fixed-Rate Debt      Variable-Rate Debt
        ----            ----------      ---------------      ------------------

        2002                5.04%           9.88%                  3.78%
        2003                4.06%             n/a                  4.06%
        2004                7.93%           7.93%                    n/a
        2005                4.33%           9.60%                  3.80%
        2006                8.84%           8.84%                    n/a
     Thereafter             6.15%           7.89%                  3.73%

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                  1st Quarter 2001               $  52
                  2nd Quarter 2001                  57
                  3rd Quarter 2001                  83
                  4th Quarter 2001                 180
                                                 ------
                                                 $ 372
                                                 ======

(1)  Does not include debt from unconsolidated partnerships.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001


                             Unencumbered Properties



                            Center               Location                GLA
                            ------               --------                ---

Blackman Plaza                              Wilkes-Barre, PA           121,206

Elmwood Park Shopping Center (1)            Elmwood, NJ                106,671

Hobson West Plaza                           Naperville, IL              99,950

Manahawkin Shopping Center (2)              Manahawkin, NJ              62,827

Mark Plaza                                  Edwardsville, PA           214,021

Pacesetter Park Shopping Center             Ramapo, New York            95,559

Plaza 422                                   Lebanon, PA                154,791
                                                                       -------

Total GLA of Unencumbered Properties                                   855,025
                                                                       =======

(1) This property is currently under redevelopment and will total approximately 135,000 square feet when completed.

(2)  Excludes the Kmart portion of the shopping center which is encumbered.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                      Portfolio by Region and Property Type
                              --------------------
                                  (Square Feet)

                                                                               Properties            Total
                                               Strip          Enclosed            Under               Core              Non-Core
                Region                         Mall             Mall         Redevelopment (2)       Retail              Retail (3)
                ------                         ----             ----         -------------           ------              ------

Wholly-Owned Properties

New England                                   866,395               -             45,871             912,266                   -

New York Region                             1,209,708         515,073            106,671           1,831,452             128,479

Mid-Atlantic                                1,982,621               -                  -           1,982,621           1,474,120

Southeast                                           -               -                  -                   -             938,417

Mid-west                                      714,726               -                  -             714,726                   -
                                           ----------        --------           --------          ----------          ----------

     Total Wholly-Owned Properties          4,773,450         515,073            152,542           5,441,065           2,541,016

Unconsolidated Partnerships -

New York Region (1)                           310,919               -                  -             310,919                   -
                                           ----------              --                 --          ----------                  --

                                            5,084,369         515,073            152,542           5,751,984           2,541,016
                                           ==========        ========           ========          ==========          ==========

        % of Total Square Feet                  53.5%            5.4%               1.6%               60.5%               26.7%




                Region                         Residential            Total
                ------                         -----------            -----

Wholly-Owned Properties

New England                                            -             912,266

New York Region                                        -           1,959,931

Mid-Atlantic                                     578,606           4,035,347

Southeast                                              -             938,417

Mid-west                                         628,891           1,343,617
                                              ----------           ---------

     Total Wholly-Owned Properties             1,207,497           9,189,578

Unconsolidated Partnerships -

New York Region (1)                                    -             310,919
                                                      --           ---------

                                               1,207,497           9,500,497
                                              ==========           =========

        % of Total Square Feet                     12.7%              100.0%

--------------------

(1)  This center is 49% owned by unconsolidated partnerships.

(2) The Company currently has 2 redevelopment projects as further described in this supplement.

(3) As of December 31, 2001, the Company had 18 retail properties under contract for sale. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions, and as such, no assurance can be given as to the completion of this transaction.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                CORE PORTFOLIO (1)
                      Retail Properties by Region - Summary


                                          ----------------------------------------------------------------------------------

                                                      Gross Leasable Area                      Occupancy
                                          ----------------------------------------------------------------------------------

                                            Anchors (2)      Shops          Total        Anchors      Shops        Total
                                          ----------------------------------------------------------------------------------

     Wholly-Owned Retail Properties

Mid-Atlantic                                  1,419,060        563,561      1,982,621      90.29%       80.59%      87.53%
Midwest                                         305,549        409,177        714,726     100.00%       84.87%      91.34%
New England                                     566,760        299,635        866,395     100.00%       91.84%      97.18%
New York Region                               1,107,357        617,424      1,724,781     100.00%       75.40%      91.19%
                                          ----------------------------------------------------------------------------------
      Total Retail Properties (2)             3,398,726      1,889,797      5,288,523      95.95%       81.60%      90.82%
                                          ----------------------------------------------------------------------------------

Redevelopment Properties (3)                     58,350         94,192        152,542      74.30%       72.10%      72.94%
                                          ----------------------------------------------------------------------------------
 Grand Total - Wholly-Owned
    Retail Properties (2)                     3,457,076      1,983,989      5,441,065      95.58%       81.15%      90.32%
                                          ----------------------------------------------------------------------------------

     Unconsolidated Retail Properties
New York Region (4)                             191,363        119,556        310,919     100.00%       93.22%      97.39%
                                          ----------------------------------------------------------------------------------
Total Unconsolidated Retail Properties          191,363        119,556        310,919     100.00%       93.22%      97.39%
                                          ==================================================================================

                                         ---------------------------------------------------------------------------------
                                                                                             Annualized Base Rent
                                                    Annualized Base Rent                   per Occupied Square Foot
                                         ---------------------------------------------------------------------------------

                                           Anchors         Shops          Total        Anchors      Shops       Totals
                                         ---------------------------------------------------------------------------------

     Wholly-Owned Retail Properties

Mid-Atlantic                               $ 5,469,891    $ 3,789,991    $ 9,259,882      $ 4.87       $ 8.35      $ 5.87
Midwest                                      2,304,833      4,496,425      6,801,258        7.54        12.95       10.42
New England                                  4,159,738      2,385,654      6,545,392        8.86         8.67        8.79
New York Region                              9,660,928      7,326,465     16,987,393        8.72        15.74       10.80
                                         ---------------------------------------------------------------------------------
      Total Retail Properties (2)           21,595,390     17,998,535     39,593,925        7.18        11.67        8.71
                                         ---------------------------------------------------------------------------------

Redevelopment Properties (3)                   206,065      1,394,511      1,600,576        4.75        20.53       14.39
                                         ---------------------------------------------------------------------------------
 Grand Total - Wholly-Owned
    Retail Properties (2)                   21,801,455     19,393,046     41,194,501        7.15        12.04        8.84
                                         ---------------------------------------------------------------------------------

     Unconsolidated Retail Properties
New York Region (4)                          1,790,546      3,268,798      5,059,344        9.36        29.33       16.71
                                         ---------------------------------------------------------------------------------
Total Unconsolidated Retail Properties     $ 1,790,546    $ 3,268,798    $ 5,059,344      $ 9.36      $ 29.33     $ 16.71
                                         =================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan. and other customary closing conditions, and as such, no assurance can be given as to the completion of this transaction.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(3) The Company currently has 2 redevelopment projects as further described in this supplement.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                CORE PORTFOLIO (1)

     Commercial Properties by Region - Detail
     ----------------------------------------

                                                  ---------------------------------------------------------------------------------
                                                              Gross Leasable Area                              Occupancy
                                                  ---------------------------------------------------------------------------------
                                                   Anchors           Shops           Total           Anchors        Shops      Tota
                                                  ---------------------------------------------------------------------------------

        Retail Properties - Wholly Owned

                  Mid-Atlantic
Pennsylvania
ABINGTON TOWNE CENTER (2)                           184,616        31,610         216,226          100.00%        83.64%     97.61%
BLACKMAN PLAZA                                      104,956        16,250         121,206          100.00%        43.08%     92.37%
BRADFORD TOWNE CENTRE                               146,499       110,220         256,719          100.00%        71.69%     87.85%
EAST END CENTER                                     176,200       132,227         308,427          100.00%        91.32%     96.28%
GREENRIDGE PLAZA                                    145,420        52,882         198,302          100.00%        72.52%     92.67%
LUZERNE STREET SHOPPING CENTER (3)                   54,618         3,097          57,715          100.00%         0.00%     94.63%
MARK PLAZA                                          157,595        56,426         214,021          100.00%        87.59%     96.73%
PITTSTON PLAZA                                       67,568        12,000          79,568          100.00%       100.00%    100.00%
PLAZA 422                                           124,113        30,678         154,791          100.00%        32.60%     86.64%
ROUTE 6 MALL                                        119,658        55,824         175,482          100.00%        97.31%     99.14%
VALMONT PLAZA                                       137,817        62,347         200,164            0.00%        91.18%     28.40%
                                                  ---------------------------------------------------------------------------------
Total: Pennsylvania                               1,419,060       563,561       1,982,621           90.29%        80.59%     87.53%
                                                  ---------------------------------------------------------------------------------

              Total: Mid-Atlantic                 1,419,060       563,561       1,982,621           90.29%        80.59%     87.53%
                                                  ---------------------------------------------------------------------------------

                                                -----------------------------------------------------------------------------------
                                                                                                     Annualized Base Rent
                                                        Annualized Base Rent                       per Occupied Square Foot
                                                -----------------------------------------------------------------------------------
                                                  Anchors          Shops          Total       Anchors      Shops         Total
                                                -----------------------------------------------------------------------------------

        Retail Properties - Wholly Owned

                  Mid-Atlantic

Pennsylvania
ABINGTON TOWNE CENTER (2)                           256,500        491,960        748,460         9.50       18.61         14.01
BLACKMAN PLAZA                                      204,664         56,840        261,504         1.95        8.12          2.34
BRADFORD TOWNE CENTRE                               887,469        516,852      1,404,321         6.06        6.54          6.23
EAST END CENTER                                   1,117,500      1,055,606      2,173,106         6.34        8.74          7.32
GREENRIDGE PLAZA                                    659,405        367,224      1,026,629         4.53        9.58          5.59
LUZERNE STREET SHOPPING CENTER (3)                  272,150              -        272,150         4.98           -          4.98
MARK PLAZA                                          625,776        373,114        998,890         3.97        7.55          4.83
PITTSTON PLAZA                                      496,446        120,625        617,071         7.35       10.05          7.76
PLAZA 422                                           262,030         63,450        325,480         2.11        6.34          2.43
ROUTE 6 MALL                                        687,951        369,977      1,057,928         5.75        6.81          6.08
VALMONT PLAZA                                             -        374,343        374,343            -        6.58          6.58
                                                ---------------------------------------------------------------------------------
Total: Pennsylvania                               5,469,891      3,789,991      9,259,882         4.87        8.35          5.87
                                                ---------------------------------------------------------------------------------

              Total: Mid-Atlantic                 5,469,891      3,789,991      9,259,882         4.87        8.35          5.87
                                                ---------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and as such, no assurance can be given as to the completion of this transaction.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                CORE PORTFOLIO (1)

     Commercial Properties by Region - Detail
     ----------------------------------------

                                ---------------------------------------------------------------------------------------------------

                                             Gross Leasable Area                                    Occupancy
                                ---------------------------------------------------------------------------------------------------
                                   Anchors         Shops           Total             Anchors          Shops            Total
                                ---------------------------------------------------------------------------------------------------

     Retail Properties - Wholly Owned
                Midwest

Illinois
HOBSON WEST PLAZA                 42,037           57,913            99,950          100.00%           94.62%           96.88%
                                --------------------------------------------------------------------------------------------------
Total: Illinois                   42,037           57,913            99,950          100.00%           94.62%           96.88%
                                --------------------------------------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA               101,357          134,063           235,420          100.00%           97.82%           98.76%
                                --------------------------------------------------------------------------------------------------
Total: Indiana                   101,357          134,063           235,420          100.00%           97.82%           98.76%
                                --------------------------------------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE           103,970          118,749           222,719          100.00%           70.62%           84.34%
                                --------------------------------------------------------------------------------------------------
Total: Michigan                  103,970          118,749           222,719          100.00%           70.62%           84.34%
                                --------------------------------------------------------------------------------------------------

Ohio
MAD RIVER STATION (2)             58,185           98,452           156,637          100.00%           78.69%           86.61%
                                --------------------------------------------------------------------------------------------------
Total: Ohio                       58,185           98,452           156,637          100.00%           78.69%           86.61%
                                --------------------------------------------------------------------------------------------------

          Total: Midwest         305,549          409,177           714,726          100.00%           84.87%           91.34%
                                --------------------------------------------------------------------------------------------------

          New England

Connecticut
TOWN LINE PLAZA (3)              161,965           43,893           205,858          100.00%          100.00%          100.00%
239 GREENWICH AVENUE (4)          16,834                -            16,834          100.00%                -          100.00%
                                --------------------------------------------------------------------------------------------------
Total: Connecticut               178,799           43,893           222,692          100.00%          100.00%          100.00%
                                --------------------------------------------------------------------------------------------------

Massachusetts
METHUEN SHOPPING CENTER          120,004           10,234           130,238          100.00%          100.00%          100.00%
CRESCENT PLAZA (5)               154,865           61,230           216,095          100.00%           97.55%           99.31%
                                --------------------------------------------------------------------------------------------------
Total: Massachusetts             274,869           71,464           346,333          100.00%           97.90%           99.57%
                                --------------------------------------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                113,092          184,278           297,370          100.00%           87.55%           92.28%
                                --------------------------------------------------------------------------------------------------
Total: Rhode Island              113,092          184,278           297,370          100.00%           87.55%           92.28%
                                --------------------------------------------------------------------------------------------------

          Total: New England     566,760          299,635           866,395          100.00%           91.84%           97.18%
                                --------------------------------------------------------------------------------------------------


                                ---------------------------------------------------------------------------------------------------
                                                                                               Annualized Base Rent
                                            Annualized Base Rent                             per Occupied Square Foot
                                ---------------------------------------------------------------------------------------------------
                                   Anchors         Shops           Total             Anchors          Shops            Total
                                ---------------------------------------------------------------------------------------------------

     Retail Properties - Wholly Owned
                Midwest

Illinois
HOBSON WEST PLAZA                   170,000           888,236        1,058,236             4.04            16.21             10.93
                                ---------------------------------------------------------------------------------------------------
Total: Illinois                     170,000           888,236        1,058,236             4.04            16.21             10.93
                                ---------------------------------------------------------------------------------------------------

Indiana
MERRILLVILLE PLAZA                  835,417         1,552,011        2,387,428             8.24            11.83             10.27
                                ---------------------------------------------------------------------------------------------------
Total: Indiana                      835,417         1,552,011        2,387,428             8.24            11.83             10.27
                                ---------------------------------------------------------------------------------------------------

Michigan
BLOOMFIELD TOWN SQUARE              767,849         1,014,260        1,782,109             7.39            12.09              9.49
                                ---------------------------------------------------------------------------------------------------
Total: Michigan                     767,849         1,014,260        1,782,109             7.39            12.09              9.49
                                ---------------------------------------------------------------------------------------------------

Ohio
MAD RIVER STATION (2)               531,567         1,041,918        1,573,485             9.14            13.45             11.60
                                ---------------------------------------------------------------------------------------------------
Total: Ohio                         531,567         1,041,918        1,573,485             9.14            13.45             11.60
                                ---------------------------------------------------------------------------------------------------

          Total: Midwest          2,304,833         4,496,425        6,801,258             7.54            12.95             10.42
                                ---------------------------------------------------------------------------------------------------

          New England

Connecticut
TOWN LINE PLAZA (3)                 730,000           599,639        1,329,639            11.29            13.66             12.25
239 GREENWICH AVENUE (4)          1,125,165                 -        1,125,165            66.84                -             66.84
                                ---------------------------------------------------------------------------------------------------
Total: Connecticut                1,855,165           599,639        2,454,804            22.76            13.66             19.58
                                ---------------------------------------------------------------------------------------------------

Massachusetts
METHUEN SHOPPING CENTER             736,464            92,308          828,772             6.14             9.02              6.36
CRESCENT PLAZA (5)                  812,385           448,500        1,260,885             5.25             7.51              5.88
                                ---------------------------------------------------------------------------------------------------
Total: Massachusetts              1,548,849           540,808        2,089,657             5.63             7.73              6.06
                                ---------------------------------------------------------------------------------------------------

Rhode Island
WALNUT HILL PLAZA                   755,724         1,245,207        2,000,931             6.68             7.72              7.29
                                ---------------------------------------------------------------------------------------------------
Total: Rhode Island                 755,724         1,245,207        2,000,931             6.68             7.72              7.29
                                ---------------------------------------------------------------------------------------------------

          Total: New England      4,159,738         2,385,654        6,545,392             8.86             8.67              8.79
                                ---------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(2)  The GLA for this property includes 27,702 square feet of office space.

(3) Anchor GLA includes a 97,300 square foot Wal*Mart store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

(4) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(5) Home Depot, which has leased 104,640 square feet at this center, assumed this space from Bradlees during 2001 following Bradlees' bankruptcy and liquidation. As of this date, they have not yet opened, however they are currently paying rent. As such, this space is currently reflected as occupied.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                CORE PORTFOLIO (1)

     Commercial Properties by Region - Detail
     ----------------------------------------

                                      ----------------------------------------------------------------------------------

                                                 Gross Leasable Area                          Occupancy
                                      ----------------------------------------------------------------------------------
                                        Anchors         Shops         Total       Anchors        Shops        Total
                                      ----------------------------------------------------------------------------------
         Retail Properties - Wholly Owned

                  New York Region

New Jersey
MARKETPLACE OF ABSECON                    58,031         46,875       104,906      100.00%       68.38%       85.87%
BERLIN SHOPPING CENTER                   127,850         59,328       187,178      100.00%       41.01%       81.30%
LEDGEWOOD MALL                           342,468        172,605       515,073      100.00%       71.00%       90.28%
MANAHAWKIN VILLAGE SHOPPING CENTER       144,053         31,175       175,228      100.00%      100.00%      100.00%
                                      ----------------------------------------------------------------------------------
Total: New Jersey                        672,402        309,983       982,385      100.00%       67.78%       89.83%
                                      ----------------------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                     66,800        113,820       180,620      100.00%       83.30%       89.48%
VILLAGE COMMONS SHOPPING CENTER           25,192         61,963        87,155      100.00%       97.50%       98.22%
BRANCH SHOPPING PLAZA                     63,000         62,951       125,951      100.00%       76.90%       88.45%
NEW LOUDON CENTER                        227,911         25,200       253,111      100.00%      100.00%      100.00%
PACESETTER PARK SHOPPING CENTER           52,052         43,507        95,559      100.00%       61.16%       82.32%
                                      ----------------------------------------------------------------------------------
Total: New York                          434,955        307,441       742,396      100.00%       83.09%       93.00%
                                      ----------------------------------------------------------------------------------

           Total: New York Region      1,107,357        617,424     1,724,781      100.00%       75.40%       91.19%
                                      ----------------------------------------------------------------------------------

                                      ----------------------------------------------------------------------------------

Total: Retail Properties (before
  redevelopment properties)            3,398,726      1,889,797     5,288,523       95.95%       81.60%       90.82%

                                      ----------------------------------------------------------------------------------

                                   ---------------------------------------------------------------------------
                                                                                      Annualized Base Rent
                                               Annualized Base Rent                 per Occupied Square Foot
                                   ---------------------------------------------------------------------------
                                      Anchors         Shops           Total      Anchors     Shops       Total
                                   ---------------------------------------------------------------------------

         Retail Properties - Wholly Owned

                  New York Region

New Jersey
MARKETPLACE OF ABSECON                   927,574        504,827      1,432,401     15.98      15.75     15.90
BERLIN SHOPPING CENTER                   619,400        183,936        803,336      4.84       7.56      5.28
LEDGEWOOD MALL                         2,949,673      1,569,713      4,519,386      8.61      12.81      9.72
MANAHAWKIN VILLAGE SHOPPING CENTER     1,238,493        379,446      1,617,939      8.60      12.17      9.23
                                   ---------------------------------------------------------------------------
Total: New Jersey                      5,735,140      2,637,922      8,373,062      8.53      12.56      9.49
                                   ---------------------------------------------------------------------------

New York
SOUNDVIEW MARKETPLACE                  1,010,250      1,466,455      2,476,705     15.12      15.47     15.33
VILLAGE COMMONS SHOPPING CENTER          416,119      1,477,957      1,894,076     16.52      24.46     22.13
BRANCH SHOPPING PLAZA                    837,270        846,088      1,683,358     13.29      17.48     15.11
NEW LOUDON CENTER                      1,348,003        418,050      1,766,053      5.91      16.59      6.98
PACESETTER PARK SHOPPING CENTER          314,146        479,993        794,139      6.04      18.04     10.10
                                   ---------------------------------------------------------------------------
Total: New York                        3,925,788      4,688,543      8,614,331      9.03      18.35     12.48
                                   ---------------------------------------------------------------------------

           Total: New York Region      9,660,928      7,326,465     16,987,393      8.72      15.74     10.80
                                   ---------------------------------------------------------------------------

                                   ---------------------------------------------------------------------------

Total: Retail Properties (before
  redevelopment properties)         $ 21,595,390   $ 17,998,535   $ 39,593,925    $ 7.18    $ 11.67    $ 8.71

                                   ---------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                                CORE PORTFOLIO (1)

     Commercial Properties by Region - Detail
     ----------------------------------------

                                                       ----------------------------------------------------------------------------

                                                                   Gross Leasable Area                         Occupancy
                                                       ----------------------------------------------------------------------------
                                                         Anchors         Shops         Total       Anchors       Shops        Total
                                                       ----------------------------------------------------------------------------
            Redevelopment Properties (2)

THE GATEWAY SHOPPING CENTER (Vermont) (3)                 31,600         14,271         45,871     100.00%       77.26%      92.93%
ELMWOOD PARK SHOPPING CENTER (New Jersey)                 26,750         79,921        106,671      43.93%       71.18%      64.35%
                                                       ----------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties       58,350         94,192        152,542      74.30%       72.10%      72.94%
                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

    Total: All Wholly-Owned Retail Properties          3,457,076      1,983,989      5,441,065      95.58%       81.15%      90.32%

                                                       ----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
                                                                                                          Annualized Base Rent
                                                                   Annualized Base Rent                 per Occupied Square Foot
                                                      -----------------------------------------------------------------------------
                                                          Anchors         Shops         Total        Anchors      Shops      Total
                                                      -----------------------------------------------------------------------------
            Redevelopment Properties (2)

THE GATEWAY SHOPPING CENTER (Vermont) (3)                   126,400         193,286       319,686       4.00       17.53      7.50
ELMWOOD PARK SHOPPING CENTER (New Jersey)                    79,665       1,201,225     1,280,890       6.78       21.12     18.66
                                                      -----------------------------------------------------------------------------

Total: Retail Properties - Redevelopment Properties       $ 206,065     $ 1,394,511   $ 1,600,576     $ 4.75     $ 20.53   $ 14.39
                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------

    Total: All Wholly-Owned Retail Properties          $ 21,801,455    $ 19,393,046  $ 41,194,501     $ 7.15     $ 12.04    $ 8.84

                                                      -----------------------------------------------------------------------------

 Unconsolidated Retail Properties

                                ---------------------------------------------------------------------------

           New York Region                 Gross Leasable Area                       Occupancy
           ---------------
                                ---------------------------------------------------------------------------
                                   Anchors       Shops       Total        Anchors      Shops      Total
                                ---------------------------------------------------------------------------
New York
CROSSROADS JOINT VENTURE (4)       138,933       57,116     196,049       100.00%      88.69%     96.70%
CROSSROADS II (4)                   52,430       62,440     114,870       100.00%      97.36%     98.56%
                                ---------------------------------------------------------------------------
Total: New York                    191,363      119,556     310,919       100.00%      93.22%     97.39%
                                ---------------------------------------------------------------------------

Total: New York Region             191,363      119,556     310,919       100.00%      93.22%     97.39%
                                ---------------------------------------------------------------------------

Total: Unconsolidated
   Retail Properties               191,363      119,556     310,919       100.00%      93.22%     97.39%
                                ===========================================================================


                               ---------------------------------------------------------------------------------------
                                                                                          Annualized Base Rent
           New York Region                     Annualized Base Rent                     per Occupied Square Foot
           ---------------
                               ---------------------------------------------------------------------------------------
                                      Anchors         Shops          Total           Anchors       Shops       Total
                               ---------------------------------------------------------------------------------------
New York
CROSSROADS JOINT VENTURE (4)      $ 1,070,250    $ 1,441,573    $ 2,511,823           $ 7.70      $ 28.46     $ 13.25
CROSSROADS II (4)                     720,296      1,827,225      2,547,521            13.74        30.06       22.50
                               ---------------------------------------------------------------------------------------
Total:  New York                    1,790,546      3,268,798      5,059,344             9.36        29.33       16.71
                               ---------------------------------------------------------------------------------------

Total: New York Region              1,790,546      3,268,798      5,059,344             9.36        29.33       16.71
                               ---------------------------------------------------------------------------------------

Total: Unconsolidated
   Retail Properties              $ 1,790,546    $ 3,268,798    $ 5,059,344           $ 9.36      $ 29.33     $ 16.71
                               =======================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

(2) The Company currently has 2 redevelopment projects as further described in this supplement.

(3) The Company has executed a lease agreement with Shaw's Supermarkets, Inc. for a new 66,000 square foot store to be constructed. This is not reflected in the above amounts.

(4) The Company has a 49% interest in these partnerships which, together, own the Crossroads Shopping Center.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001

                               CORE PORTFOLIO (1)
             Top 25 Retail Tenants - Ranked by Annualized Base Rent
                     (excludes Unconsolidated Partnerships)

                                                                                                      Percentage of Total
                                                                                                  Represented by Retail Tenant
                                                 Number of                                     ---------------------------------
                              Retail             Stores in        Total      Annualized Base       Total         Annualized Base
 Ranking                      Tenant          Core Portfolio       GLA            Rent (2)     Portfolio GLA (3)      Rent (3)
 -------                      ------          --------------       ---            ----         -------------          ----

    1        Kmart                                   6            632,655     $ 2,713,739           11.6%               6.6%
    2        T.J. Maxx                               8            238,061       1,788,957            4.4%               4.3%
    3        Wal*Mart                                2            210,114       1,515,409            3.9%               3.7%
    4        Price Chopper (4)                       3            168,068       1,295,727            3.1%               3.1%
    5        Eckerd Drug (5)                         9            102,234       1,134,344            1.9%               2.8%
    6        Shaw's (6)                              3            134,217       1,141,084            2.5%               2.8%
    7        Ames (7)                                4            326,301       1,080,122            6.0%               2.6%
    8        Acme (Albertson's)                      2             76,864         918,664            1.4%               2.2%
    9        Pathmark (8)                            1             63,000         837,270            1.2%               2.0%
   10        Redner's Supermarket                    2            111,739         837,112            2.1%               2.0%
   11        Restoration Hardware                    1             12,293         830,000            0.2%               2.0%
   12        A&P (Waldbaum's)                        1             64,665         730,000            1.2%               1.8%
   13        Fashion Bug (9)                         8             89,794         641,571            1.7%               1.6%
   14        Macy's                                  1             73,349         610,745            1.3%               1.5%
   15        Clearview Cinemas (10)                  1             25,400         596,250            0.5%               1.4%
   16        Kay Bee Toys                            5             41,025         559,050            0.8%               1.4%
   17        JC Penney                               2             72,580         546,747            1.3%               1.3%
   18        Payless Shoe Source                    11             38,209         524,727            0.7%               1.3%
   19        Circuit City                            1             33,294         449,469            0.6%               1.1%
   20        Blockbuster Video                       4             21,930         443,860            0.4%               1.1%
   21        King Kullen                             1             41,400         414,000            0.8%               1.0%
   22        Penn Traffic Co. (P&C Foods)            1             51,658         413,264            0.9%               1.0%
   23        Ahold (Giant Food Stores) (11)          2            102,873         411,435            1.9%               1.0%
   24        Manahawkin Village Cinema               1             31,619         395,238            0.6%               1.0%
   25        CVS                                     3             28,600         392,234             0.5%               1.0%
                                                    --            -------        --------            ----               ----

                                  Total             83          2,791,942    $ 21,221,018            51.3%              51.5%
                                                   ===         ==========   =============           =====              =====

(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan. and other customary closing provisions and as such, no assurance can be given as to the completion of this transaction.

(2) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after December 31, 2001.

(3) Represents total GLA and annualized base rent for the Company's core retail properties excluding joint venture properties.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The stores at the Route 6 Plaza and Berlin Shopping Center have ceased operating but continue to pay annual rent of $106,560 and $29,129, respectively, through January 31, 2011 and November 30, 2002, respectively, pursuant to the leases.

(6) As of December 31, 2001, Shaw's has signed an agreement to expand their premise at the Gateway Shopping Center in connection with the redevelopment of the entire center. Their current space of 31,600 square feet for which they pay an annual rental of $126,400 (this current lease is reflected in the above table) will be expanded to 66,328 square feet with an annual rent of $1,193,904. Additionally, the Company and Shaw's are currently in discussions to further expand this space by an additonal approximate 5,000 square feet.

(7) The tenant is currently operating under Chapter 11 Bankruptcy and, as of December 31, 2001, had rejected the lease at the Valmont Shopping Center (rents and GLA for this lease are not included above). Ames has neither affirmed nor rejected its leases at the remaining locations.

(8) The Company has also signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 48,770 square feet at the Elmwood Shopping Center in connection with the redevelopment of the center.

(9) This tenant pays percentage rent only (no minimum rent) at 4 of these locations. Included in the above rent is $367,368 of percentage rent paid for calendar 2001.

(10) Subsidiary of Cablevision.

(11) Giant has sub-leased their space at one location and remains liable under the lease which expires in September 2004.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                              Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                Square         Lease        Annual      Annual
                     (Type of Center)                  Footage     Expiration       Rent      Rent PSF     Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
               (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned

New England

     Connecticut
         TOWN LINE PLAZA, ROCKY HILL
               WAL-MART (2)                                97,300            --   $        --        $   --  REA AGREEEMENT
               A&P SUPERFRESH                              64,665         3/8/17        730,000        11.29 (7) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: TOWN LINE PLAZA                     161,965                       730,000        11.29
                                                    --------------               ----------------------------

         239 GREENWICH AVE., GREENWICH
               CHICO'S FASHION                              4,541        1/31/10  $     295,165      $ 65.00 (2) 5 YEARS
               RESTORATION HARDWARE INC.                   12,293        4/30/15        830,000        67.52 (2) 5 YEARS (6 MONTHS)
                                                    --------------               ----------------------------
               Total: 239 GREENWICH AVE.                   16,834                     1,125,165        66.84
                                                    --------------               ----------------------------

     Massachusetts
         METHUEN SHOPPING CENTER, METHUEN
               DEMOULAS SUPER MARKETS                      30,460        1/31/05        109,656         3.60 (2) 5 YEAR
               WAL-MART                                    89,544       10/23/11        626,808         7.00 (8) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: METHUEN SHOPPING CENTER             120,004                       736,464         6.14
                                                    --------------               ----------------------------

         CRESCENT PLAZA, BROCKTON
               HOME DEPOT (3)                             104,640       10/31/08        295,425         2.82 (1) 8 YR & (2) 5 YEAR
               SHAWS SUPERMARKETS                          50,225       12/31/12        516,960        10.29 (6) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: CRESCENT PLAZA                      154,865                       812,385         5.25
                                                    --------------               ----------------------------

     Rhode Island
         WALNUT HILL PLAZA, WOONSOCKET
               SEARS                                       60,700        8/31/03        258,000         4.25 (6) 5 YEAR (12 MONTHS)
               SHAWS SUPERMARKETS                          52,392       12/31/13        497,724         9.50 (6) 5 YEAR (9 MONTHS)
                                                    --------------               ----------------------------
               Total: WALNUT HILL PLAZA                   113,092                       755,724         6.68
                                                    --------------               ----------------------------

     Vermont
         THE GATEWAY SHOPPING CENTER, BURLINGTON
               SHAWS SUPERMARKETS (4)                      31,600        6/30/05        126,400         4.00 (1) 5 YEAR (12 MONTHS)
                                                    --------------               ----------------------------
               Total: THE GATEWAY SHOPPING CENTER          31,600                       126,400         4.00
                                                    --------------               ----------------------------

Total : New England                                       598,360                     4,286,138         8.55
                                                    --------------               ----------------------------

(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing provisions and as such, no assurance can be given as to the completion of this transaction.

(2) This space is contiguous to the Company's property and is not owned by the Company.

(3) Home Depot aquired this lease from the former Bradlees. Although they have not yet opened, they are currently paying rent pursuant to the lease.

(4) This is one of the Company's two current redevelopment properties.As of December 31, 2001, Shaw's signed an agreement to expand their premise at the Gateway Shopping Center in connection with the redevelopment of the entire center. Their current space of 31,600 square feet, for which they pay an annual rental of $126,400 (this current lease is reflected in the above table as of December 31, 2001), will be expanded to 66,328 square feet with an annual rent of $1,193,904. Additionally, the Company and Shaw's are currently in discussions to further expand this space by an additonal approximate 5,000 square feet.

Retail Anchor Properties - Wholly Owned
New York Region
     New Jersey
         ELMWOOD PARK SHOPPING CENTER,
            ELMWOOD PARK (2)
               VALLEY NATIONAL BANK                         11,750       5/31/05         79,665         6.78 (1) 10 YEAR (10 MONTHS)
                                                    --------------               ----------------------------
               Total: ELMWOOD PARK SHOPPING CENTER          11,750                       79,665         6.78
                                                    --------------               ----------------------------

         MARKETPLACE OF ABSECON, ABSECON
               ECKERD DRUG                                  13,207       9/20/20        329,310        24.93 (4) 5 YEAR (6 MONTHS)
               ACME MARKETS                                 44,824       4/30/15        598,264        13.35 (8) 5 YEAR (12 MONTHS)
                                                    --------------               ----------------------------
               Total: MARKETPLACE OF ABSECON                58,031                      927,574        15.98
                                                    --------------               ----------------------------

         BERLIN SHOPPING CENTER, BERLIN
               ACME MARKETS                                 32,040       4/30/05        320,400        10.00 (2) 5 YEAR (6 MONTHS)
               KMART                                        95,810      11/30/04        299,000         3.12 (4) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: BERLIN SHOPPING CENTER               127,850                      619,400         4.84
                                                    --------------               ----------------------------


                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                              Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                Square         Lease        Annual      Annual
                     (Type of Center)                  Footage     Expiration       Rent      Rent PSF     Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
               (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

         LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
               CIRCUIT CITY                                 33,294       1/31/20        449,469        13.50 (4) 5 YEAR (6 MONTHS)
               MARSHALL'S                                   27,228       1/31/07        313,122        11.50 (4) 5 YEAR (6 MONTHS)
               PHARMHOUSE (3)                               47,271       5/31/09        519,981        11.00 (2) 5 YEAR (6 MONTHS)
               THE SPORTS AUTHORITY                         52,205       5/31/07        225,000         4.31 (6) 5 YEAR (15 MONTHS)
               MACY'S DEPARTMENT STORE (4)                  61,900       1/31/05        553,500         8.94 (4) 5 YEAR (6 MONTHS)
               WAL*MART                                    120,570       3/31/19        888,601         7.37 (6) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: LEDGEWOOD MALL                       342,468                    2,949,673         8.61
                                                    --------------               ----------------------------

         MANAHAWKIN VILLAGE, MANAHAWKIN
               KMART                                       112,434       1/31/19        843,255         7.50 (8) 5 YEAR (12 MONTHS)
               HOYTS                                        31,619      11/30/18        395,238        12.50 (4) 5 YEAR (6 MONTHS)
                                                    --------------               ----------------------------
               Total: MANAHAWKIN VILLAGE
                   SHOPPING CENTER                         144,053                    1,238,493         8.60
                                                    --------------               ----------------------------
     New York
         SOUNDVIEW MARKETPLACE, PORT WASHINGTON
               KING KULLEN                                  41,400       9/26/07        414,000        10.00 (3) 5 YEAR (11 MONTHS)
               CLEARVIEW CINEMA                             25,400       5/31/10        596,250        23.47 (4) 5 YEAR (12 MONTHS)
                                                    --------------               ----------------------------
               Total: SOUNDVIEW MARKETPLACE                 66,800                    1,010,250        15.12
                                                    --------------               ----------------------------

         SMITHTOWN SHOPPING CENTER, SMITHTOWN
               DAFFY'S                                      16,125       5/30/08        262,031        16.25 (4) 5 YEAR (12 MONTHS)
               WALGREENS                                     9,067      12/31/21        154,088        16.99  -
                                                    --------------               ----------------------------
               Total: SMITHTOWN SHOPPING CENTER             25,192                      416,119        16.52
                                                    --------------               ----------------------------

         THE BRANCH SHOPPING CENTER, SMITHTOWN
               PATHMARK                                     63,000      11/30/13        837,270        13.29 (1)    10 YEAR &
                                                    --------------               ----------------------------      (1) 5  YEAR
               Total: RD BRANCH ASSOCIATES L.P.             63,000                      837,270        13.29
                                                    --------------               ----------------------------

         NEW LOUDON CENTER, LATHAM
               AMES                                         76,641       2/28/20        268,244         3.50 (3) 5 YEAR (12 MONTHS)
               CLUB PRO                                     47,805       4/30/06        215,123         4.50 (1) 5 YEAR (12 MONTHS)
               MARSHALLS                                    26,015       1/31/04        104,060         4.00 (1) 5 YEAR (12 MONTHS)
               PRICE CHOPPER                                77,450       5/31/15        760,577         9.82 (4) 5 YEAR (12 MONTHS)
                                                    --------------               ----------------------------
               Total: NEW LOUDEN CENTER                    227,911                    1,348,004         5.91
                                                    --------------               ----------------------------

         PACESETTER PARK SHOPPING CENTER, POMONA
               STOP & SHOP (Ahold subsidiary)               52,052       8/31/20        314,145         6.04 (2) 10 YEAR
                                                    --------------               ----------------------------
               Total: PACESETTER PARK
                   SHOPPING CENTER                          52,052                      314,145         6.04
                                                    --------------               ----------------------------
Total: New York Region                                   1,119,107                    9,740,593         8.70
                                                    --------------               ----------------------------

(2) This is a redevelopment property. The Company has signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 48,770 square feet at this center.

(2) Subsequent to December 31, 2001, this tenant declared Chapter 11 Bankruptcy and rejected the lease at this location.

(3) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

Retail Anchor Properties- Wholly Owned

Mid-Atlantic

     Pennsylvania
         ABINGTON TOWNE CENTER, ABINGTON (2)
               T.J. MAXX                                     27,000     11/30/10        256,500         9.50 (2) 5 YEAR (6 MONTHS)
               TARGET (2)                                   157,616         -                 -            - CONDOMINIUM AGREEMENT
                                                     --------------              ----------------------------
               Total: ABINGTON TOWNE CENTER                 184,616                     256,500         9.50
                                                     --------------              ----------------------------

         BLACKMAN PLAZA, WILKES-BARRE
               KMART                                        104,956     10/31/04        204,664         1.95 (9) 5 YEAR (12 MONTHS)
                                                     --------------              ----------------------------
               Total: BLACKMAN PLAZA                        104,956                     204,664         1.95
                                                     --------------              ----------------------------

         BRADFORD TOWNE CENTRE, TOWANDA
               KMART                                         94,841      3/31/19        474,205         5.00 (10) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                                  51,658      9/30/14        413,264         8.00 (2) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------

               Total: BRADFORD TOWNE CENTRE                 146,499                     887,469         6.06
                                                     --------------              ----------------------------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                              Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                Square         Lease        Annual      Annual
                     (Type of Center)                  Footage     Expiration       Rent      Rent PSF     Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
               (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

         EAST END CENTER, WILKES-BARRE
               AMES                                          83,000      1/31/07        436,000         5.25 (6) 5 YEAR (6 MONTHS)
               PHAR-MOR                                      43,200      3/31/03        324,000         7.50 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                 50,000      4/30/08        357,500         7.15 (4) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: EAST END CENTER                       176,200                   1,117,500         6.34
                                                     --------------              ----------------------------

         GREENRIDGE PLAZA, SCRANTON
               GIANT FOOD STORES                             62,090      4/30/21        279,405         4.50 (6) 5 YEAR (AUTO)
               AMES                                          83,330      1/31/07        380,000         4.56 (6) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: GREENRIDGE PLAZA                      145,420                     659,405         4.53
                                                     --------------              ----------------------------

         LUZERNE STREET SHOPPING CENTER. SCRANTON
               ECKERD DRUGS                                  14,000      4/30/04         94,500         6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER (3)                             40,618      4/30/04        177,650         4.37 (4) 5 YEAR (12 MONTHS)
                                                     --------------              ----------------------------
               Total: LUZERNE STREET SHOPPING
                   CENTER                                    54,618                     272,150         4.98
                                                     --------------              ----------------------------

         MARK PLAZA, EDWARDSVILLE
               KMART                                        104,956     10/31/04        204,664         1.95 (10) 5 YEAR (12 MONTHS)
               REDNER'S MARKET                               52,639      5/31/18        421,112         8.00 (2) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: MARK PLAZA                            157,595                     625,776         3.97
                                                     --------------              ----------------------------

         PITTSTON PLAZA, PITTSTON
               ECKERD DRUGS                                   8,468      6/30/06         80,446         9.50 (2) 5 YEAR (6 MONTHS)
               REDNER'S MARKETS                              59,100     12/31/18        416,000         7.04 (2) 5 YEAR
                                                     --------------              ----------------------------
               Total: PITTSTON PLAZA                         67,568                     496,446         7.35
                                                     --------------              ----------------------------

         PLAZA 422, LEBANON
               PLAYTIME INC, (Sub-leased from Giant
                    Food Stores)                             40,783      9/23/04        132,030         3.24 (5) 5 YEAR
               AMES                                          83,330     10/31/06        130,000         1.56 (3) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: PLAZA 422                             124,113                     262,030         2.11
                                                     --------------              ----------------------------

         ROUTE 6 MALL, HONESDALE
               KMART                                        119,658      4/30/20        687,951         5.75 (10) 5 YEAR (AUTOMATIC)
                                                     --------------              ----------------------------
               Total: ROUTE 6 MALL                          119,658                     687,951         5.75
                                                     --------------              ----------------------------

         VALMONT PLAZA, WEST HAZELTON                           --           --             --            --

     Total : Mid-Atlantic                                 1,281,243                   5,469,891         4.87
                                                     --------------              ----------------------------

(2) Target owns the portion of the main building (157,616 square feet) that their store is located in.

(3) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

Retail Anchor Properties- Wholly Owned

Midwest

     Illinois
         HOBSON WEST PLAZA, NAPERVILLE
               EAGLE FOOD CENTERS                            42,037     11/30/07          170,000       4.04 (5) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: HOBSON WEST PLAZA,                     42,037                       170,000       4.04
                                                     --------------              ----------------------------

     Indiana
         MERRILLVILLE PLAZA, MERILLVILLE
               JC PENNEY                                     50,000      1/31/08          450,000       9.00 (2) 5 YEAR (12 MONTHS)
               OFFICEMAX                                     26,157      7/31/08          202,717       7.75 (4) 5 YEAR (6 MONTHS)
               TJ MAXX                                       25,200      1/31/04          182,700       7.25 (2) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: MERRILLVILLE PLAZA                    101,357                       835,417       8.24
                                                     --------------              ----------------------------

     Michigan
         BLOOMFIELD TOWN SQUARE, BLOOMFIELD
             HILLS
               HOME GOODS                                    39,646      5/31/10          307,257       7.75 (3) 5 YEAR
               MARSHALLS                                     28,324      9/30/11          226,592       8.00 (3) 5 YEAR (6 MONTHS)
               TJ MAXX                                       36,000      3/31/03          234,000       6.50 (2) 5 YEAR (6 MONTHS)
                                                     --------------              ----------------------------
               Total: BLOOMFIELD TOWN SQUARE                103,970                       767,849       7.39
                                                     --------------              ----------------------------


                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                              Anchor Tenant Summary

------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                Square         Lease        Annual      Annual
                     (Type of Center)                  Footage     Expiration       Rent      Rent PSF     Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
               (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

     Ohio
         MAD RIVER STATION - RETAIL, DAYTON
               BABIES 'R' US                                 33,147      2/28/05          243,630       7.35 (3) 5 YEAR
               OFFICE DEPOT                                  25,038      8/31/05          287,937      11.50 (1) 5 YEAR (6 MONTH)
                                                     --------------
               Total: MAD RIVER STATION -
                    RETAIL SPACE                             58,185                       531,567       9.14
                                                     --------------              ----------------------------

     Total: Midwest                                         305,549                     2,304,833       7.54
                                                     --------------              ----------------------------

Total: Retail Anchor Properties - Wholly Owned            3,304,259                  $ 21,801,455    $  7.15
                                                     ==============              ============================



Unconsolidated Retail Properties

New York Region

     New York
         CROSSROADS SHOPPING CENTER,WHITEPLAINS
               K-MART                                       100,725      1/31/12     $    566,250    $  5.62 (5) 5 YEAR (9 MONTHS)
               WALDBAUMS                                     38,208     12/31/07          504,000      13.19 (5) 5 YEAR (9 MONTHS)
               B. DALTON                                     12,430      5/28/12          321,813      25.89 (2) 5 YEAR (18 MONTHS)
               MODELL'S                                      15,000      1/11/02          204,733      13.65 -
               MODELL'S (2)                                  25,000      2/28/09          193,750       7.75 (2) 5 YEAR (12 MONTHS)
                                                     --------------              ----------------------------
               Total: CROSSROADS SHOPPING CENTER            191,363                     1,790,546       9.36
                                                     --------------              ----------------------------

     Total  : New York Region                               191,363                     1,790,546       9.36
                                                     --------------              ----------------------------

Total: Unconsolidated Retail Properties                     191,363                  $  1,790,546    $  9.36
                                                     ==============              ============================

(2) This space was formerly leased to Pergament's. Modell's acquired this lease in connection with Pergaments' bankruptcy proceedings during 2001.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                               CORE PORTFOLIO (1)
                                Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                 Gross Leased Area                                    Annualized Base Rent
                                    Number of                         Percent                               Percent       Average
                                     Leases          Square             of                                    of            per
                                    Expiring         Footage           Total                Amount           Total        Sq. Ft.
                                ---------------------------------------------------------------------------------------------------

Retail Properties
      Anchor Tenant Expirations
                2003                     3             139,900         4.59%                  816,000         3.74%          5.83
                2004                     8             452,338        14.83%                1,399,268         6.42%          3.09
                2005                     7             225,935         7.41%                1,721,188         7.89%          7.62
                2006                     3             139,603         4.58%                  425,569         1.95%          3.05
                2007                     6             329,200        10.80%                1,938,122         8.89%          5.89
                2008                     5             246,922         8.10%                1,567,673         7.19%          6.35
                2009                     2              47,271         1.55%                  519,981         2.39%         11.00
                2010                     4              96,587         3.17%                1,455,171         6.67%         15.07
                2011                     2             117,868         3.87%                  853,400         3.91%          7.24
                2012                     1              50,225         1.65%                  516,960         2.37%         10.29
                2013                     2             115,392         3.78%                1,334,994         6.12%         11.57
                2014                     1              51,658         1.69%                  413,264         1.90%          8.00
                2015                     3             134,567         4.41%                2,188,841        10.04%         16.27
                2017                     1              64,665         2.12%                  730,000         3.35%         11.29
                2018                     3             143,358         4.70%                1,232,350         5.65%          8.60
                2019                     3             327,845        10.75%                2,206,061        10.12%          6.73
                2020                     5             294,852         9.67%                2,049,120         9.40%          6.95
                2021                     2              71,157         2.33%                  433,493         2.00%          6.09

                               ---------------------------------------------         --------------------------------------------
            Total Occupied              61           3,049,343       100.00%              $21,801,455       100.00%       $  7.15

            ---------------------------------------------------
            Anchor GLA Owned by Tenants                254,916
            Total Vacant                               152,817
                                                ---------------

            Total Square Feet                        3,457,076
                                                ===============
            ---------------------------------------------------

(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and, as such, no assurance can be given as to the completion of this transaction.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                                Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                 Gross Leased Area                                    Annualized Base Rent
                                    Number of                         Percent                               Percent       Average
                                     Leases          Square             of                                    of            per
                                    Expiring         Footage           Total                Amount           Total        Sq. Ft.
                                ---------------------------------------------------------------------------------------------------

Retail Properties
      Shop Tenant Expirations
           Month to Month               15              60,302         3.75%              $   645,336         3.33%       $ 10.70
                2002                    47             135,946         8.45%                1,692,791         8.73%         12.45
                2003                    57             156,300         9.72%                2,160,848        11.14%         13.83
                2004                    56             235,976        14.67%                2,929,268        15.10%         12.41
                2005                    50             247,779        15.40%                2,737,943        14.12%         11.05
                2006                    46             158,467         9.85%                2,056,578        10.60%         12.98
                2007                    18             137,341         8.54%                1,585,100         8.17%         11.54
                2008                    20             113,470         7.05%                1,365,235         7.04%         12.03
                2009                    22             107,835         6.70%                1,305,812         6.73%         12.11
                2010                    15             113,134         7.03%                1,037,332         5.35%          9.17
                2011                    18              86,486         5.38%                1,149,945         5.93%         13.30
                2012                     1               1,675         0.10%                   51,196         0.26%         30.56
                2014                     2              26,472         1.65%                  167,024         0.86%          6.31
                2015                     1               9,592         0.60%                  184,838         0.95%         19.27
                2019                     1              14,887         0.93%                  236,800         1.22%         15.91
                2020                     1               3,000         0.18%                   87,000         0.47%         29.00

                               ---------------------------------------------         --------------------------------------------
            Total Occupied             370           1,608,662       100.00%              $19,393,046       100.00%       $ 12.04

            ------------------------------------------------
            Total Vacant                            375,327
                                             ---------------

            Total Square Feet                     1,983,989
                                             ===============
            ------------------------------------------------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                                Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                 Gross Leased Area                                    Annualized Base Rent
                                    Number of                         Percent                               Percent       Average
                                     Leases          Square             of                                    of            per
                                    Expiring         Footage           Total                Amount           Total        Sq. Ft.
                                ---------------------------------------------------------------------------------------------------

Retail Properties
      Total Retail Expirations
           Month to Month               15              60,302         1.29%              $   645,336         1.57%       $ 10.70
                2002                    47             135,946         2.92%                1,692,791         4.11%         12.45
                2003                    60             296,200         6.36%                2,976,848         7.23%         10.05
                2004                    64             688,314        14.78%                4,328,536        10.51%          6.29
                2005                    57             473,714        10.17%                4,459,131        10.82%          9.41
                2006                    49             298,070         6.40%                2,482,147         6.03%          8.33
                2007                    24             466,541        10.02%                3,523,222         8.55%          7.55
                2008                    25             360,392         7.74%                2,932,908         7.12%          8.14
                2009                    24             155,106         3.33%                1,825,793         4.43%         11.77
                2010                    19             209,721         4.50%                2,492,503         6.05%         11.88
                2011                    20             204,354         4.39%                2,003,345         4.86%          9.80
                2012                     2              51,900         1.11%                  568,156         1.38%         10.95
                2013                     2             115,392         2.48%                1,334,994         3.24%         11.57
                2014                     3              78,130         1.68%                  580,288         1.41%          7.43
                2015                     4             144,159         3.09%                2,373,679         5.76%         16.47
                2017                     1              64,665         1.39%                  730,000         1.77%         11.29
                2018                     3             143,358         3.08%                1,232,350         2.99%          8.60
                2019                     4             342,732         7.36%                2,442,861         5.93%          7.13
                2020                     6             297,852         6.39%                2,136,120         5.19%          7.17
                2021                     2              71,157         1.52%                  433,493         1.04%          6.09

                               ---------------------------------------------         --------------------------------------------
            Total Occupied             431           4,658,005       100.00%               41,194,501       100.00%          8.84

            ------------------------------------------------------
            Anchor GLA Owned by Tenants                   254,916
            Total Vacant                                  528,144
                                                     -------------

            Total Square Feet                           5,441,065
                                                     =============
            ------------------------------------------------------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2001
                                CORE PORTFOLIO (1)
                                Lease Expirations

                                ---------------------------------------------------------------------------------------------------
                                                 Gross Leased Area                                    Annualized Base Rent
                                    Number of                         Percent                               Percent       Average
                                     Leases          Square             of                                    of            per
                                    Expiring         Footage           Total                Amount           Total        Sq. Ft.
                                ---------------------------------------------------------------------------------------------------

Unconsolidated Property
           Month to Month                1               3,000         0.99%              $    95,700         1.89%         31.90
                2002                     6              22,699         7.50%                  468,521         9.26%         20.64
                2003                     5              20,241         6.68%                  638,998        12.63%         31.57
                2004                     7              30,516        10.08%                  828,750        16.38%         27.16
                2005                     5              16,015         5.29%                  466,123         9.21%         29.11
                2006                     3               7,240         2.39%                  218,876         4.33%         30.23
                2007                     4              51,076        16.87%                  866,214        17.12%         16.96
                2008                     3              10,093         3.33%                  267,882         5.29%         26.54
                2009                     2              26,462         8.74%                  247,844         4.90%          9.37
                2011                     1               2,310         0.76%                   72,372         1.43%         31.33
                2012                     2             113,155        37.37%                  888,064        17.56%          7.85

                               ---------------------------------------------         --------------------------------------------
            Total Occupied              39             302,807       100.00%                5,059,344       100.00%         16.71

            ----------------------------------------------
            Total Vacant                            8,112
                                              ------------

            Total Square Feet                     310,919
                                              ============
            ----------------------------------------------

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                     Residential (Multi-family) Properties
                     -------------------------------------


                                                                                             % Occupied          % Occupied
                 Property                         Location        Square Feet    Units    December 31, 2001   September 30, 2001
                 --------                         --------        -----------    -----    -----------------   ------------------
               Mid-Atlantic

              North Carolina
            Village Apartments                  Winston Salem        578,606        600          82%                  84%

                 Mid-West

                 Missouri
Gate House, Holiday House, Tiger Village,          Columbia          628,891        874          94%                  93%
                                                                  ----------     ------         ---                  ---
           Colony Apartments (2)


                  Totals                                           1,207,497      1,474          89%                  89%
                                                                  ==========     ======         ===                  ===


(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001


                         Properties Under Redevelopment
                         ------------------------------


The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment. At the beginning of 2001, the Company had four properties under redevelopment. Two of these projects were completed in 2001 as follows:


Abington Towne Center - During 2001, the Company completed the redevelopment of this previously enclosed multi-level mall located in the Philadelphia suburb of Abington, Pennsylvania. Previously, the Company sold approximately 157,000 square feet representing the top two floors and the rear portion of the ground level and the related parking area to the Target Corp. that completed the build-out of the space and opened the store for business during October 2001. The Company has "de-malled" the balance of the center consisting of approximately 46,000 square feet of the main building and 13,000 square feet of store space in outparcel buildings that it will continue to own and operate. Costs incurred on this redevelopment project (net of reimbursements from Target) totaled $3.5 million.

Methuen Shopping Center - This center, located in Methuen, Massachusetts (part of the Boston metropolitan statistical area) was formerly anchored by a Caldor discount department store. The Company purchased this lease in bankruptcy and has executed a lease with Wal*Mart for an 89,000 square foot department store which opened for business in October 2001. Costs associated with this project were approximately $400,000.


The two properties currently under redevelopment are as follows:


Elmwood Park Shopping Center - This center, located in Elmwood Park, New Jersey, is approximately ten miles west of New York City. The redevelopment consists of reanchoring, renovating and expanding the existing 125,000 square foot shopping center by 30,000 square feet. Demolition of the main parcel and former office tower has been completed. A new freestanding 49,000 square foot supermarket will be constructed to replace an undersized (28,000 square feet) in-line former Grand Union supermarket. The project also includes the expansion of an existing Walgreens drug store. As of December 31, 2001, costs incurred on this project totaled $4.1 million. The Company expects remaining redevelopment costs of approximately $3.3 million (net of reimbursements) to complete this project. In conjunction with the supermarket rent commencement, the Operating Partnership is also obligated to issue OP Units of up to $2.8 million to the original owners who contributed the property to the Company in connection with the RDC Transaction in August 1998.

Gateway Shopping Center - The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. During October 2001, the Company executed a new lease with Shaw's for a new 66,000 square foot store to be constructed. The Company is also currently involved in discussions with Shaw's to possibly expand the new store by an additional approximate 5,000 square feet. This replaces the 32,000 square foot store formerly occupied by Grand Union. Total costs to date for this project (including the original acquisition of the property in 1999) were $8.2 million. The Company expects remaining redevelopment costs of approximately $9.2 million to complete this project.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001

                              NON-CORE PORTFOLIO (1)
                    Commercial Properties by Region - Detail
                    ----------------------------------------


                        Retail Properties - Wholly Owned
                        --------------------------------

                                  Mid-Atlantic
                                  ------------



                                             Gross Leasable Area
                                   ---------------------------------------
                                    Anchors          Shops         Total
                                    -------          -----         -----
Pennsylvania
AMES PLAZA                            88,354          7,800         96,154
BIRNEY PLAZA                         135,493         58,406        193,899
CIRCLE PLAZA                          92,171           --           92,171
DUNMORE PLAZA                         39,680          5,700         45,380
KINGSTON PLAZA                        51,500         13,324         64,824
MONROE PLAZA                         128,129          2,440        130,569
MOUNTAINVILLE SHOPPING CENTER         69,608         49,239        118,847
PLAZA 15                              81,800         31,730        113,530
SHILLINGTON PLAZA                    134,607         16,135        150,742
25TH STREET SHOPPING CENTER           28,800        102,677        131,477
UNION PLAZA                          217,992           --          217,992
                                   ---------        -------      ---------
Total: Pennsylvania                1,068,134        287,451      1,355,585
                                   ---------        -------      ---------

Virginia
KINGS FAIRGROUNDS                    103,335         15,200        118,535
                                   ---------        -------      ---------
Total: Virginia                      103,335         15,200        118,535
                                   ---------        -------      ---------

       Total: Mid-Atlantic         1,171,469        302,651      1,474,120
                                   ---------        -------      ---------



                                               Occupancy
                                   ---------------------------------
                                   Anchors       Shops        Total
                                   -------       -----        -----
Pennsylvania
AMES PLAZA                         100.00%        0.00%       91.89%
BIRNEY PLAZA                       100.00%       59.76%       87.88%
CIRCLE PLAZA                       100.00%        --         100.00%
DUNMORE PLAZA                      100.00%      100.00%      100.00%
KINGSTON PLAZA                     100.00%       84.99%       96.91%
MONROE PLAZA                       100.00%      100.00%      100.00%
MOUNTAINVILLE SHOPPING CENTER      100.00%       90.86%       96.21%
PLAZA 15                           100.00%       92.12%       97.80%
SHILLINGTON PLAZA                  100.00%      100.00%      100.00%
25TH STREET SHOPPING CENTER        100.00%       82.02%       85.96%
UNION PLAZA                        100.00%        --         100.00%
                                   ------       ------       ------
Total: Pennsylvania                100.00%       79.56%       95.67%
                                   ------       ------       ------

Virginia
KINGS FAIRGROUNDS                  100.00%       57.89%       94.60%
                                   ------       ------       ------
Total : Virginia                   100.00%       57.89%       94.60%
                                   ------       ------       ------

       Total: Mid-Atlantic         100.00%       78.47%       95.58%
                                   ------       ------       ------


                                             Annualized Base Rent
                                   ---------------------------------------
                                    Anchors         Shops          Total
                                    -------         -----          -----
Pennsylvania
AMES PLAZA                           189,263           --          189,263
BIRNEY PLAZA                         311,544        302,750        614,294
CIRCLE PLAZA                         252,289           --          252,289
DUNMORE PLAZA                         89,134         64,695        153,829
KINGSTON PLAZA                       284,000        117,050        401,050
MONROE PLAZA                         425,699         34,720        460,419
MOUNTAINVILLE SHOPPING CENTER        309,000        364,256        673,256
PLAZA 15                             216,988        148,208        365,196
SHILLINGTON PLAZA                    367,720        215,067        582,787
25TH STREET SHOPPING CENTER          274,450      1,091,421      1,365,871
UNION PLAZA                          938,730           --          938,730
                                   ---------      ---------      ---------
Total: Pennsylvania                3,658,817      2,338,167      5,996,984
                                   ---------      ---------      ---------

Virginia
KINGS FAIRGROUNDS                    333,684         42,000        375,684
                                   ---------      ---------      ---------
Total: Virginia                      333,684         42,000        375,684
                                   ---------      ---------      ---------

       Total: Mid-Atlantic         3,992,501      2,380,167      6,372,668
                                   ---------      ---------      ---------

                                                      [ACADIA REALTY TRUST LOGO]

                                      Annualized Base Rent
                                    per Occupied Square Foot
                                  ----------------------------
                                  Anchors     Shops      Total
                                  -------     -----      -----
Pennsylvania
AMES PLAZA                          2.14       --         2.14
BIRNEY PLAZA                        2.30       8.67       3.61
CIRCLE PLAZA                        2.74       --         2.74
DUNMORE PLAZA                       2.25      11.35       3.39
KINGSTON PLAZA                      5.51      10.34       6.38
MONROE PLAZA                        3.32      14.23       3.53
MOUNTAINVILLE SHOPPING CENTER       4.44       8.14       5.89
PLAZA 15                            2.65       5.07       3.29
SHILLINGTON PLAZA                   2.73      13.33       3.87
25TH STREET SHOPPING CENTER         9.53      12.96      12.09
UNION PLAZA                         4.31       --         4.31
                                    ----      -----      -----
Total: Pennsylvania                 3.43      10.22       4.62
                                    ----      -----      -----

Virginia
KINGS FAIRGROUNDS                   3.23       4.77       3.35
                                    ----      -----      -----
Total: Virginia                     3.23       4.77       3.35
                                    ----      -----      -----

       Total: Mid-Atlantic          3.41      10.02       4.52
                                    ----      -----      -----


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.


(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and as such, no assurance can be given as to the completion of this transaction.

                                                      [ACADIA REALTY TRUST LOGO]

                        Retail Properties - Wholly Owned

                                New York Region



                                                  Gross Leasable Area                             Occupancy
                                      ------------------------------------------     ----------------------------------
                                        Anchors          Shops           Total       Anchors        Shops        Total
                                        -------          -----           -----       -------        -----        -----
New York
--------
TROY PLAZA                               100,709          27,770         128,479      100.00%      100.00%      100.00%
                                      ----------      ----------      ----------      ------       ------       ------
Total: New York                          100,709          27,770         128,479      100.00%      100.00%      100.00%
                                      ----------      ----------      ----------      ------       ------       ------

      Total: New York Region             100,709          27,770         128,479      100.00%      100.00%      100.00%
                                      ----------      ----------      ----------      ------       ------       ------

            Southeast

Alabama
-------
MIDWAY PLAZA                             105,775         101,763         207,538       55.58%       71.41%       63.34%
NORTHSIDE MALL                           111,970         270,329         382,299      100.00%       49.44%       64.25%
                                      ----------      ----------      ----------      ------       ------       ------
Total: Alabama                           217,745         372,092         589,837       78.42%       55.45%       63.93%
                                      ----------      ----------      ----------      ------       ------       ------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER          35,980          65,341         101,321       68.87%       89.75%       82.34%
                                      ----------      ----------      ----------      ------       ------       ------
Total: Florida                            35,980          65,341         101,321       68.87%       89.75%       82.34%
                                      ----------      ----------      ----------      ------       ------       ------

Georgia
-------
CLOUD SPRINGS PLAZA                       74,260          39,107         113,367      100.00%       84.40%       94.62%
                                      ----------      ----------      ----------      ------       ------       ------
Total: Georgia                            74,260          39,107         113,367      100.00%       84.40%       94.62%
                                      ----------      ----------      ----------      ------       ------       ------

South Carolina
--------------
MARTINTOWN PLAZA                          91,996          41,896         133,892       80.43%       94.80%       84.93%
                                      ----------      ----------      ----------      ------       ------       ------
Total: South Carolina                     91,996          41,896         133,892       80.43%       94.80%       84.93%
                                      ----------      ----------      ----------      ------       ------       ------

      Total: Southeast                   419,981         518,436         938,417       81.86%       65.14%       72.62%
                                      ----------      ----------      ----------      ------       ------       ------

Total: Retail Properties               1,692,159         848,857       2,541,016       95.50%       71.03%       87.32%
                                      ----------      ----------      ----------      ------       ------       ------


                                                                                           Annualized Base Rent
                                                 Annualized Base Rent                    per Occupied Square Foot
                                      ------------------------------------------      -------------------------------
                                       Anchors          Shops           Total          Anchors     Shops       Total
                                       -------          -----           -----          -------     -----       -----
New York
--------
TROY PLAZA                               196,000         294,625         490,625          1.95       10.61       3.82
                                      ----------      ----------      ----------      --------   ---------   --------
Total: New York                          196,000         294,625         490,625          1.95       10.61       3.82
                                      ----------      ----------      ----------      --------   ---------   --------

      Total: New York Region             196,000         294,625         490,625          1.95       10.61       3.82
                                      ----------      ----------      ----------      --------   ---------   --------

            Southeast

Alabama
-------
MIDWAY PLAZA                             102,380         337,179         439,559          1.74        4.64       3.34
NORTHSIDE MALL                           227,974         656,298         884,272          2.04        4.91       3.60
                                      ----------      ----------      ----------      --------   ---------   --------
Total: Alabama                           330,354         993,477       1,323,831          1.93        4.82       3.51
                                      ----------      ----------      ----------      --------   ---------   --------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER         223,020         465,200         688,220          9.00        7.93       8.25
                                      ----------      ----------      ----------      --------   ---------   --------
Total: Florida                           223,020         465,200         688,220          9.00        7.93       8.25
                                      ----------      ----------      ----------      --------   ---------   --------

Georgia
-------
CLOUD SPRINGS PLAZA                      340,371         171,950         512,321          4.58        5.21       4.78
                                      ----------      ----------      ----------      --------   ---------   --------
Total: Georgia                           340,371         171,950         512,321          4.58        5.21       4.78
                                      ----------      ----------      ----------      --------   ---------   --------

South Carolina
--------------
MARTINTOWN PLAZA                         296,500         230,989         527,489          4.01        5.82       4.64
                                      ----------      ----------      ----------      --------   ---------   --------
Total: South Carolina                    296,500         230,989         527,489          4.01        5.82       4.64
                                      ----------      ----------      ----------      --------   ---------   --------

      Total: Southeast                 1,190,245       1,861,616       3,051,861          3.46        5.51       4.48
                                      ----------      ----------      ----------      --------   ---------   --------

Total: Retail Properties              $5,378,746      $4,536,408      $9,915,154      $   3.33   $    7.52   $   4.47
                                      ----------      ----------      ----------      --------   ---------   --------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001
                             NON-CORE PORTFOLIO (1)
                             ----------------------
                             Anchor Tenant Summary
                             ---------------------


------------------------------------------------------------------------------------------------------------------------------------
            Property/Tenant Name                            Square         Lease        Annual       Annual
              (Type of Center)                              Footage      Expiration      Rent       Rent PSF Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S
GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New York Region

         TROY PLAZA, TROY
               AMES                                            71,665      5/31/06       140,000       1.95 (1) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                   29,044      9/30/04        56,000       1.93 (2) 5 YEAR
                                                           ----------                 ----------    -------
               Total: TROY PLAZA                              100,709                    196,000       1.95
                                                           ----------                 ----------    -------

Total: New York Region                                        100,709                    196,000       1.95
                                                           ----------                 ----------    -------

Mid-Atlantic

     Pennsylvania
         AMES PLAZA, SHAMOKIN
               AMES                                            59,116      1/31/03        84,006       1.42 (2) 5 YEAR (6 MONTHS)
               BUY-RITE LIQUIDATORS                            29,238      8/30/10       105,257       3.60 (1) 5 YEAR (9 MONTHS)
                                                           ----------                 ----------    -------
               Total: AMES PLAZA                               88,354                    189,263       2.14
                                                           ----------                 ----------    -------

         BIRNEY PLAZA, MOOSIC
               BIG LOTS                                        30,537      1/31/03       106,880       3.50 (1) 5 YEAR (6 MONTHS)
               KMART                                          104,956     10/31/04       204,664       1.95 (9) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: BIRNEY PLAZA                            135,493                    311,544       2.30
                                                           ----------                 ----------    -------

         CIRCLE PLAZA, SHAMOKIN DAM
               KMART                                           92,171      11/7/04       252,289       2.74 (9) 5 YEAR (12 MONTHS)
                                                           ----------                 ----------    -------
               Total: CIRCLE PLAZA                             92,171                    252,289       2.74
                                                           ----------                 ----------    -------

         DUNMORE PLAZA, DUNMORE
               ECKERD DRUGS                                    13,205     11/30/04        89,134       6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER (2)                               26,475     11/30/05          --         --   (3) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: DUNMORE PLAZA                            39,680                     89,134       2.25
                                                           ----------                 ----------    -------


         KINGSTON PLAZA, KINGSTON
               DOLLAR GENERAL                                   6,500      6/30/04        39,000       6.00 (1) 3 YEAR (6 MONTHS)
               PRICE CHOPPER                                   45,000     12/31/06       245,000       5.44 (4) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: KINGSTON PLAZA                           51,500                    284,000       5.51
                                                           ----------                 ----------    -------

         MONROE PLAZA, STROUDSBURG
               AMES                                            61,489      1/29/09        94,434       1.54 (3) 5 YEAR
               ECKERD DRUGS                                    13,716     10/31/02        48,006       3.50 (2) 5 YEAR (6 MONTHS)
               SHOP-RITE                                       52,924     10/31/05       283,259       5.35 (3) 5 & (1) 3 YEAR
                                                           ----------                 ----------    -------
               Total: MONROE PLAZA                            128,129                    425,699       3.32
                                                           ----------                 ----------    -------

         MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
               PRICE RITE                                      33,800      7/31/11       169,000       5.00 (4) 5 YEAR (12 MONTHS)
               ECKERD DRUGS                                    15,808      4/30/04        60,000       3.80 (3) 5 YEAR (6 MONTHS)
               KLING'S HANDYMAN                                20,000      1/31/05        80,000       4.00  -
                                                           ----------                 ----------    -------
               Total: MOUNTAINVILLE SHOPPING CENTER            69,608                    309,000       4.44
                                                           ----------                 ----------    -------

         PLAZA 15, LEWISBURG
               AMES                                            53,000      4/30/06       121,900       2.30 (3) 5 YEAR (6 MONTHS)
               WEIS MARKETS                                    28,800     12/31/06        95,088       3.30 (3) 5 YEAR (3 MONTHS)
                                                           ----------                 ----------    -------
               Total: PLAZA 15                                 81,800                    216,988       2.65
                                                           ----------                 ----------    -------


(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and as such, no assurance can be given as to the closing of this transaction.

(2)  Acadia owns only the land and not the building for this tenant.

                                                      [ACADIA REALTY TRUST LOGO]

Retail Anchor Properties - Wholly Owned

Mid-Atlantic (continued)


------------------------------------------------------------------------------------------------------------------------------------
            Property/Tenant Name                            Square         Lease        Annual       Annual
              (Type of Center)                              Footage      Expiration      Rent       Rent PSF Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
         Pennsylvania

         SHILLINGTON PLAZA, READING
               KMART                                           94,500      7/31/04       261,000       2.76 (9) 5 YEAR (12 MONTHS)
               WEIS MARKETS                                    40,107      8/31/04       106,720       2.66 (2) 5 YEAR (12 MONTHS)
                                                           ----------                 ----------    -------
               Total: SHILLINGTON PLAZA                       134,607                    367,720       2.73
                                                           ----------                 ----------    -------

         25TH STREET SHOPPING CENTER, EASTON
               CVS                                             13,400     12/31/05       147,400      11.00 (1) 5 YEAR (6 MONTHS)
               PETCO                                           15,400      1/31/09       127,050       8.25 (2) 5 YEAR
                                                           ----------                 ----------    -------
               Total: 25TH STREET SHOPPING CENTER              28,800                    274,450       9.53
                                                           ----------                 ----------    -------

         UNION PLAZA, NEW CASTLE (2)
               AMES                                            94,000      1/31/17       493,500       5.25 (2) 5 YEAR
               PEEBLES (pays percentage rent only)             25,052      1/31/17          --          --  (3) 3 YEAR (AUTOMATIC)
               SEARS                                           98,940     10/25/11       445,230       4.50 (4) 5 YEAR
                                                           ----------                 ----------    -------
               Total: UNION PLAZA                             217,992                    938,730       4.31
                                                           ----------                 ----------    -------

     Virginia
         KINGS FAIRGROUNDS, DANVILLE
               CVS (3)                                         12,160      2/28/02        29,184       2.40 (2) 5 YEAR
               SCHEWEL FURNITURE                               60,200      1/31/06       180,600       3.00 (1) 5 YEAR (3 MONTHS)
               TRACTOR SUPPLY CO.                              30,975     11/30/08       123,900       4.00 (3) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: KINGS FAIRGROUNDS                       103,335                    333,684       3.23
                                                           ----------                 ----------    -------

     Total : Mid-Atlantic                                   1,171,469                  3,992,501       3.41
                                                           ----------                 ----------    -------


(2)  The property was sold subsequent to December 31, 2001.

(3) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.


------------------------------------------------------------------------------------------------------------------------------------
            Property/Tenant Name                            Square         Lease        Annual       Annual
              (Type of Center)                              Footage      Expiration      Rent       Rent PSF Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
Retail Anchor Properties - Wholly Owned

Southeast

     Alabama
         MIDWAY PLAZA, OPELIKA
               BEALL'S OUTLET                                  30,000      4/30/04        33,000       1.10  -
               OFFICE DEPOT                                    28,787     10/31/07        69,380       2.41 (3) 5 YEAR (AUTOMATIC)
                                                           ----------                 ----------    -------
               Total: MIDWAY PLAZA                             58,787                    102,380       1.74
                                                           ----------                 ----------    -------

         NORTHSIDE MALL, DOTHAN
               WAL*MART                                       111,970      1/31/04       227,974       2.04 (6) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: NORTHSIDE MALL                          111,970                    227,974       2.04
                                                           ----------                 ----------    -------

     Florida
         NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA BEACH
               THEATRE MANAGEMENT INC. (2)                     24,780     11/30/05       223,020       9.00 (4) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: NEW SMYRNA BEACH SHOPPING CNTR           24,780                    223,020       9.00
                                                           ----------                 ----------    -------

     Georgia
         CLOUD SPRINGS PLAZA, FORT OGLETHORPE
               BIG LOTS                                        30,000     10/31/05       108,000       3.60 -
               FOOD LION                                       29,000      1/31/11       181,250       6.25 (4) 5 YEAR
               W.S. BADCOCK                                    15,260      9/28/05        51,121       3.35 (1) 5 YEAR (6 MONTHS)
                                                           ----------                 ----------    -------
               Total: CLOUD SPRINGS PLAZA                      74,260                    340,371       4.58
                                                           ----------                 ----------    -------


                                                      [ACADIA REALTY TRUST LOGO]


------------------------------------------------------------------------------------------------------------------------------------
            Property/Tenant Name                            Square         Lease        Annual       Annual
              (Type of Center)                              Footage      Expiration      Rent       Rent PSF Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
     South Carolina
         MARTINTOWN PLAZA, NORTH AUGUSTA
               BELK'S                                          44,000      1/31/04       154,000       3.50 (4) 5 YEAR (6 MONTHS)
               OFFICE DEPOT                                    29,996      6/30/08       142,500       4.75 (2) 5 YEAR (12 MONTHS)
                                                           ----------                 ----------    -------
               Total: MARTINTOWN PLAZA                         73,996                    296,500       4.01
                                                           ----------                 ----------    -------

     Total : Southeast                                        343,793                  1,190,245       3.46
                                                           ----------                 ----------    -------

Total: Retail Anchor Properties - Wholly Owned              1,615,971                  5,378,746    $  3.33
                                                           ==========                 ==========    =======


(2) The tenant has expanded bringing the total space to 35,280 s.f. with rents of $349,020.

                                                      [ACADIA REALTY TRUST LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2001
                             NON-CORE PORTFOLIO (1)
                             ----------------------
                               Lease Expirations
                               -----------------


                                                           Gross Leased Area                        Annualized Base Rent
                                                         -----------------------          ----------------------------------------
                                        Number of                        Percent                            Percent        Average
                                         Leases           Square           of                                 of             per
                                        Expiring         Footage          Total              Amount          Total         Sq. Ft.
                                        --------         -------          -----              ------          -----         -------
Retail Properties
      Anchor Tenant Expirations
                     2002                       2           25,876         1.60%               77,190         1.44%          2.98
                     2003                       2           89,653         5.55%              190,886         3.55%          2.13
                     2004                      11          582,261        36.03%            1,483,781        27.59%          2.55
                     2005                       7          182,839        11.31%              902,800        16.78%          4.94
                     2006                       5          258,665        16.01%              782,588        14.55%          3.03
                     2007                       1           28,787         1.78%               69,380         1.29%          2.41
                     2008                       2           60,971         3.77%              266,400         4.95%          4.37
                     2009                       2           76,889         4.76%              221,484         4.12%          2.88
                     2010                       1           29,238         1.81%              105,257         1.96%          3.60
                     2011                       3          161,740        10.01%              795,480        14.79%          4.92
                     2017                       2          119,052         7.37%              483,500         8.98%          4.06

                                       ----------       ----------       ------           -----------       ------         ------
            Total Occupied                     38        1,615,971       100.00%          $ 5,378,746       100.00%        $ 3.33


            Total Vacant                                    76,188
                                                        ----------


            Total Square Feet                            1,692,159
                                                        ==========


(1) As of December 31, 2001, the Company had 18 retail properties under contract for sale. As such, the Company refers to these as Non-core Properties. Subsequent to year-end, the sale of one of these properties was completed. The remaining seventeen shopping centers are subject to a cross-collateralized and securitized loan. The sale is conditioned upon obtaining the lender's consent permitting the buyer to assume the loan and other customary closing conditions and, as such, no assurance can be given as to the completion of this transaction.

                                                      [ACADIA REALTY TRUST LOGO]

                                                           Gross Leased Area                        Annualized Base Rent
                                                         -----------------------          ----------------------------------------
                                        Number of                        Percent                            Percent        Average
                                         Leases           Square           of                                 of             per
                                        Expiring         Footage          Total              Amount          Total         Sq. Ft.
                                        --------         -------          -----              ------          -----         -------
Retail Properties
      Shop Tenant Expirations
              Month to Month                   13           42,902         7.11%          $   323,228         7.13%        $ 7.53
                   2002                        29          128,327        21.27%              683,694        15.07%          5.33
                   2003                        30          146,037        24.21%            1,139,755        25.12%          7.80
                   2004                        24           76,875        12.74%              726,904        16.02%          9.46
                   2005                        19           77,016        12.77%              636,971        14.04%          8.27
                   2006                        16           71,017        11.77%              592,732        13.07%          8.35
                   2007                         2            9,370         1.55%              114,680         2.53%         12.24
                   2010                         3           41,886         6.94%              260,544         5.74%          6.22
                   2011                         2            9,850         1.64%               57,900         1.28%          5.88
                                       ----------       ----------       ------           -----------       ------         ------
            Total Occupied                    138          603,280       100.00%          $ 4,536,408       100.00%        $ 7.50


            Total Vacant                                   244,777
                                                        ----------

            Total Square Feet                              848,057
                                                        ==========

                                                      [ACADIA REALTY TRUST LOGO]


                                                           Gross Leased Area                        Annualized Base Rent
                                                         -----------------------          ----------------------------------------
                                        Number of                        Percent                            Percent        Average
                                         Leases           Square           of                                 of             per
                                        Expiring         Footage          Total              Amount          Total         Sq. Ft.
                                        --------         -------          -----              ------          -----         -------
Retail Properties
      Total Retail Expirations
               Month to Month                  13           42,902         1.93%          $   323,228         3.26%        $ 7.53
                    2002                       31          154,203         6.95%              760,884         7.67%          4.93
                    2003                       32          235,690        10.62%            1,330,641        13.42%          5.65
                    2004                       35          659,136        29.70%            2,210,685        22.30%          3.35
                    2005                       26          259,855        11.71%            1,539,771        15.53%          5.93
                    2006                       21          329,682        14.86%            1,375,320        13.87%          4.17
                    2007                        3           38,157         1.72%              184,060         1.86%          4.82
                    2008                        2           60,971         2.75%              266,400         2.69%          4.37
                    2009                        2           76,889         3.46%              221,484         2.23%          2.88
                    2010                        4           71,124         3.20%              365,801         3.69%          5.14
                    2011                        5          171,590         7.73%              853,380         8.61%          4.97
                    2017                        2          119,052         5.37%              483,500         4.86%          4.06
                                       ----------       ----------       ------           -----------       ------         ------
            Total Occupied                    176        2,219,251       100.00%            9,915,154       100.00%          4.47

            Total Vacant                                   320,965
                                                        ----------

            Total Square Feet                            2,540,216
                                                        ==========
